                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-1236

                            SCUDDER TOTAL RETURN FUND
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       04/30/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Total Return Fund

Semiannual Report to Shareholders

April 30, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Investment Management Agreement Approval

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The fund also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2005

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R and Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class R shares prior to its inception on October 1, 2003 are derived from the historical performance of Class A shares of the Scudder Total Return Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/05
Scudder Total Return Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	1.77%	2.95%	2.23%	-1.34%	7.04%
Class B	1.43%	2.23%	1.39%	-2.22%	6.06%
Class C	1.37%	2.08%	1.39%	-2.19%	6.11%
Class R	1.73%	2.51%	1.92%	-1.62%	6.74%
S&P 500 Index+	3.28%	6.34%	4.24%	-2.94%	10.26%
Russell 1000 Growth Index++	1.14%	.40%	1.51%	-10.75%	7.71%
Lehman Brothers Aggregate Bond Index+++	.98%	5.26%	5.79%	7.49%	7.14%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Average Annual Total Returns as of 4/30/05
Scudder Total Return Fund	6-Month*	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	1.96%	3.27%	2.61%	-1.02%	6.91%
S&P 500 Index+	3.28%	6.34%	4.24%	-2.94%	9.75%
Russell 1000 Growth Index++	1.14%	.40%	1.51%	-10.75%	7.06%
Lehman Brothers Aggregate Bond Index+++	.98%	5.26%	5.79%	7.49%	6.77%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* Institutional Class shares commenced operations on July 3, 1995. Index returns begin June 30, 1995.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 4/30/05	$ 8.73	$ 8.75	$ 8.71	$ 8.73	$ 8.75
10/31/04	$ 8.68	$ 8.69	$ 8.66	$ 8.68	$ 8.70
Distribution Information: Six Months: Income Dividends as of 4/30/05	$ .11	$ .07	$ .07	$ .09	$ .12
Class A Lipper Rankings — Balanced Funds Category as of 4/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	523	of	601	87
3-Year	381	of	447	86
5-Year	303	of	362	84
10-Year	110	of	162	68

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Total Return Fund — Class A [] S&P 500 Index+ [] Russell 1000 Growth Index++ [] Lehman Brothers Aggregate Bond Index+++

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/05
Scudder Total Return Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,703	$10,069	$8,811	$18,615
	Average annual total return	-2.97%	.23%	-2.50%	6.41%
Class B	Growth of $10,000	$9,923	$10,222	$8,863	$18,019
	Average annual total return	-.77%	.73%	-2.39%	6.06%
Class C	Growth of $10,000	$10,208	$10,424	$8,954	$18,094
	Average annual total return	2.08%	1.39%	-2.19%	6.11%
Class R	Growth of $10,000	$10,251	$10,587	$9,216	$19,208
	Average annual total return	2.51%	1.92%	-1.62%	6.74%
S&P 500 Index+	Growth of $10,000	$10,634	$11,328	$8,614	$26,562
	Average annual total return	6.34%	4.24%	-2.94%	10.26%
Russell 1000 Growth Index++	Growth of $10,000	$10,040	$10,461	$5,662	$21,012
	Average annual total return	.40%	1.51%	-10.75%	7.71%
Lehman Brothers Aggregate Bond Index+++	Growth of $10,000	$10,526	$11,839	$14,348	$19,924
	Average annual total return	5.26%	5.79%	7.49%	7.14%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have greater-than-average growth orientation.

+++ The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 4/30/05
Scudder Total Return Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,032,700	$1,080,400	$950,100	$1,928,400
	Average annual total return	3.27%	2.61%	-1.02%	6.91%
S&P 500 Index+	Growth of $1,000,000	$1,063,400	$1,132,800	$861,400	$2,496,100
	Average annual total return	6.34%	4.24%	-2.94%	9.75%
Russell 1000 Growth Index++	Growth of $1,000,000	$1,004,000	$1,046,100	$566,200	$1,955,100
	Average annual total return	.40%	1.51%	-10.75%	7.06%
Lehman Brothers Aggregate Bond Index+++	Growth of $1,000,000	$1,052,600	$1,183,900	$1,434,800	$1,904,200
	Average annual total return	5.26%	5.79%	7.49%	6.77%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

* Institutional Class shares commenced operations on July 3, 1995. Index returns begin June 30, 1995.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have greater-than-average growth orientation.

+++ The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended April 30, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2005
Actual Fund Return	Class A	Class B	Class C	Class R
Beginning Account Value 11/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/05	$ 1,017.70	$ 1,014.30	$ 1,013.70	$ 1,017.30
Expenses Paid per $1,000*	$ 5.00	$ 7.79	$ 8.79	$ 6.70
		Class AARP**	Class S**	Institutional Class
Beginning Account Value 11/1/04		$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/05		$ 978.30	$ 978.30	$ 1,019.60
Expenses Paid per $1,000*		$ .98	$ .95	$ 3.25
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R
Beginning Account Value 11/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/05	$ 1,019.84	$ 1,014.30	$ 1,016.07	$ 1,018.15
Expenses Paid per $1,000*	$ 5.01	$ 7.80	$ 8.80	$ 6.71
		Class AARP**	Class S**	Institutional Class
Beginning Account Value 11/1/04		$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/05		$ 1,005.59	$ 1,005.62	$ 1,021.57
Expenses Paid per $1,000*		$ .99	$ .96	$ 3.26

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R
Scudder Total Return Fund	1.00%	1.56%	1.76%	1.34%
		Class AARP**	Class S**	Institutional Class
		.75%	.73%	1.34%

** For the period March 11, 2005 (commencement of operations) to April 30, 2005.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Managers Arnim Holzer, Andrew Cestone, Brett Diment, Christopher Gagnier, Thomas Sassi and Julie Van Cleave discuss the stock and bond markets, portfolio management strategy and resulting performance of Scudder Total Return Fund for the six months ended April 30, 2005.

Q:  How would you describe the investment environment over the last six months?

A:  Both stocks and bonds made what might be described as a round trip over the last six months, ending the period close to where they began, with considerable movement in between. The US stock market moved up in the last two months of 2004, as uncertainty surrounding the presidential election was resolved, oil prices fell slightly, and there was increasing evidence of continued economic growth. In the first few months of 2005, concern mounted about whether rising energy prices would spawn more generalized inflation, which would lead the Federal Reserve to raise interest rates more aggressively. Economic trends began to appear less encouraging, as there were disappointing reports on leading indicators, job creation, consumer confidence and other important statistics. The market was down in both March and April.

Responding to many of the same economic forces, bond yields were relatively low at the beginning of November and then moved up near the end of 2004 as economic growth appeared more sustainable. Yields moved down in March and April as more observers began to anticipate below-trend growth for the coming months. High-yield bonds performed well in the buoyant environment of late 2004, but a flight to quality shifted demand to less risky securities in early 2005, as there was increasing concern about the durability of economic growth. Accordingly, emerging-market debt and high-yield bonds underperformed investment-grade bonds in March and April.

Both equity and bond markets were far less volatile in January and February of 2005 than they have been historically. Then in March, volatility increased significantly, especially in the bond market.

Q:  How was Scudder Total Return Fund positioned during this period?

A:  We should begin by explaining some changes in investment strategy made in the fourth quarter of 2004. With a goal of increasing returns while managing risk, we have broadened the fund's investable universe. In the past, the fund's investment strategy consisted of a rather simple combination of large-capitalization US growth stocks and core US bonds. This strategy did not provide the opportunity for participation in other important sectors of the equity and bond markets. We now have the ability to invest in a broader set of asset classes. Within equities, a portion of the portfolio can now be allocated to value stocks and small-cap stocks, in addition to large-cap growth stocks. Most stocks are from US issuers, although up to 25% of assets may be invested in foreign securities. In the bond portion of the portfolio, we are now able to invest in high-yield bonds, international bonds and emerging-market bonds, as well as core US bonds. We believe that these changes will help reduce volatility and enhance performance.

As in the past, the fund normally invests approximately 60% of assets in stocks and 40% in bonds, although the equity position may range between 50% and 70%, with corresponding percentages in bonds. The asset allocation mix is determined monthly by the portfolio management team, supported by a quantitatively based risk-management model overseen by the Advanced Research and Quantitative Strategies group at Deutsche Asset Management. The model seeks to manage risk, keeping it at a modest level across the underlying strategies.

Over the last six months, the equity/fixed-income mix has been maintained close to a neutral position of 60% stocks and 40% bonds, but with a modest overweight in equities. Within the equity portion of the portfolio, there was a shift from large-cap growth to value and small-cap stocks over the last few months, consistent with the revised investment strategy. Similarly, a portion of bond holdings was moved from core US bonds to foreign and high-yield securities.

Q:  How did the fund perform over the last six months?

A:  In evaluating performance, we look at the fund's returns relative to indices that represent the various asset classes, and we also compare returns with those of our Lipper peer group of Balanced Funds.1 For the six months ended April 30, 2005, Scudder Total Return Fund's return (Class A shares) was 1.77%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 6 for complete performance information.) The return of the Standard & Poor's 500 (S&P 500) Index over this period was 3.28%, while our other equity benchmark, the Russell 1000 Growth Index, had a return of 1.14%.2 The index we use to evaluate performance of the bond portion of the portfolio is the Lehman Brothers Aggregate Bond Index, which had a return of 0.98%.3

1 The Lipper Balanced Funds category includes portfolios whose primary objective is to conserve principal by maintaining at all times a balance of stocks and bonds. Typically, the stock/bond ratio is around 60%/40%. It is not possible to invest directly in a Lipper category.

2 The Standard & Poor's (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have greater than average growth orientation.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Performance relative to our Lipper peer group has been disappointing, and this is an important reason for the change in investment strategy. For the six months ended April 30, the fund's return fell short of the 2.54% average return of its peer group. We are encouraged to note that ranking within our peer group has improved since the fourth quarter, when the revised investment strategy was adopted.

Q:  What were the main drivers of equity performance?

A:  Based on a comparison of the Russell 1000 Growth Index, which had a return of 1.14%, and the Russell 1000 Value Index, which had a return of 6.72%, we can conclude that including value stocks in the portfolio was a positive decision.4 However, it was difficult to surpass the value benchmark due to strong performance of mid-cap stocks as well as low-quality stocks within the benchmark. The value stock portion of the fund has an investment strategy that focuses on high-quality, large-cap stocks. Additionally, industry and stock selection within the value portion of the portfolio negatively affected performance. The largest detractor from results was an underweight in the energy sector, combined with a focus on large, integrated firms within the sector versus the smaller-cap oil services companies that reaped the biggest gains.5 Also negative was stock selection in the consumer staples sector; among the weakest holdings were ConAgra Foods Inc. and Sara Lee Corp., both of which fell on disappointing earnings news. Performance was helped by an underweight in the underperforming telecommunications sector, and by stock selection in information technology, where Hewlett-Packard Co. and Texas Instruments, Inc., were among the strongest holdings. (As of April 30, 2005, the positions in ConAgra and Sara Lee were sold.)

3 The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged, market-value-weighted.measure of treasury issues, corporate bond issues and mortgage securities.

4 The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

5 "Underweight" means the fund holds a lower weighting in a given sector or security than the benchmark. "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark.

The large-cap growth portion of the portfolio performed well throughout the six-month period. Within this part of the fund, a major strategic theme is a significant emphasis on energy stocks, based on the belief that global demand for energy is growing and that companies engaged in finding and developing new energy reserves will benefit. Energy holdings that performed particularly well include EOG Resources, Inc., a leading US-based independent oil and gas producer; ConocoPhillips, an integrated international energy company; and Nabors Industries Ltd., which manufactures drilling equipment and operates drilling rigs. Also positive for returns was positioning in the financials sector; we benefited from avoiding interest-sensitive stocks, which are likely to be negatively affected by Federal Reserve actions to raise interest rates. Positioning in the health care and telecommunications sectors detracted from performance over this period.

The small-cap portion of the portfolio performed well. Holdings that contributed to performance were Kos Pharmaceuticals, Inc., which produces drugs for treatment of cardiovascular and respiratory diseases, and Vintage Petroleum, Inc., which has operations in oil and gas exploration and production and in gas marketing. These positives were partially offset by poor performance in the telecommunications services, banks, and commercial services and supplies sectors.

Q:  What factors were important for performance in the bond portion of the portfolio?

A:  The core fixed-income portion of the portfolio performed well, but the biggest contributor to bond performance was a position in high-yield bonds taken in the fourth quarter of 2004, when lower-quality securities performed especially well. While the high-yield position detracted from returns in the early months of 2005, the income received in the fourth quarter more than made up for a subsequent modest loss of principal. Security selection within the high-yield sector was positive for returns, as was the decision to reduce exposure when spreads were tightest, which means that yields on lower-quality bonds were closest to investment-grade bond yields.

Within the US core bond sector, security selection had a positive impact on returns. Our favorable analysis of the creditworthiness of individual bonds led us to have a higher exposure than the benchmark to utilities and insurance, two sectors that performed well. Our underweight in the auto sector also contributed to relative performance, as a series of negative announcements from General Motors Corp. caused the industry to underperform. A modest exposure to emerging-market debt had a small negative impact on returns.

Q:  Do you have other comments for shareholders?

A:  Although we have not yet achieved the performance we hope for, we believe that the enhanced breadth of opportunity represented by the fund's new investment strategy will prove beneficial, especially during times of pronounced market volatility. With the ability to invest in many different types of equity and fixed-income securities, and to adjust holdings according to opportunities we perceive at different times, we believe that we will be able to add value for our shareholders and also improve relative performance within our peer group.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2005

Asset Allocation (Excludes Securities Lending Collateral)	4/30/05	10/31/04

Common Stocks	59%	65%
Corporate Bonds	12%	9%
Collateralized Mortgage Obligations	7%	8%
Foreign Bonds — US$ Denominated	5%	3%
Cash Equivalents	4%	1%
Commercial and Non-Agency Mortgage-Backed Securities	3%	4%
Foreign Bonds — Non US$ Denominated	3%	—
US Government Agency Sponsored Pass-Throughs	2%	2%
Asset Backed	2%	3%
Municipal Investments	2%	2%
US Government Backed	1%	3%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	4/30/05	10/31/04

Financials	18%	13%
Information Technology	15%	19%
Health Care	13%	19%
Consumer Discretionary	12%	14%
Industrials	11%	9%
Energy	10%	10%
Consumer Staples	6%	10%
Materials	5%	2%
Sovereigns	4%	—
Utilities	3%	2%
Telecommunication Services	3%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2005 (12.4% of Net Assets)
1. General Electric Co. Industrial conglomerate	1.8%
2. Microsoft Corp. Developer of computer software	1.5%
3. Johnson & Johnson Provider of health care products	1.5%
4. Citigroup, Inc. Provider of diversified financial services	1.4%
5. Intel Designer, manufacturer and seller of computer components and related products	1.2%
6. ExxonMobil Corp. Explorer and producer of oil and gas	1.2%
7. Bank of America Corp. Provider of commercial banking services	1.0%
8. Abbot Laboratories Developer of health care products	1.0%
9. Baxter International, Inc. Manufacturer and distributor of hospital and laboratory products and services	0.9%
10. International Business Machines Corp. Manufacturer of computers and provider of information processing services	0.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2005 (Unaudited)

	Shares	Value ($)

Common Stocks 58.6%
Consumer Discretionary 6.9%
Auto Components 0.1%
Goodyear Tire & Rubber Co.*	95,000	1,127,650
Hayes Lemmerz International, Inc.*	27,600	148,212
Tenneco Automotive, Inc.*	67,800	869,874
		2,145,736
Automobiles 0.3%
Harley-Davidson, Inc.	163,500	7,687,770
Divisified Consumer Services 0.0%
Sotheby's Holdings, Inc., "A"*	20,600	337,428
Hotels Restaurants & Leisure 1.2%
Ameristar Casinos, Inc.	11,700	576,810
Argosy Gaming Co.*	8,500	390,490
California Pizza Kitchen, Inc.*	34,600	788,880
CEC Entertainment, Inc.*	42,400	1,534,880
CKE Restaurants, Inc.*	57,200	848,848
Dave & Buster's, Inc.*	11,100	187,035
International Game Technology	182,300	4,902,047
Jack in the Box, Inc.*	5,800	212,048
McDonald's Corp.	222,100	6,509,751
Multimedia Games, Inc.*	24,900	196,959
Panera Bread Co., "A"*	24,300	1,215,486
Sonic Corp*	34,900	1,118,196
Starbucks Corp.*	60,700	3,005,864
YUM! Brands, Inc.	150,600	7,072,176
		28,559,470
Household Durables 0.2%
American Woodmark Corp.	13,700	436,208
Fortune Brands, Inc.	38,600	3,264,788
Hooker Furniture Corp.	5,000	83,500
		3,784,496
Internet & Catalog Retail 0.2%
eBay, Inc.*	148,800	4,721,424
Overstock.com, Inc.*	9,600	338,688
		5,060,112
Leisure Equipment & Products 0.1%
Arctic Cat, Inc.	36,500	864,320
SCP Pool Corp.	11,700	381,186
The Topps Co., Inc.	18,500	159,470
		1,404,976
Media 1.1%
aQuantive, Inc.*	8,300	92,130
Comcast Corp., Special "A"*	171,400	5,438,522
McGraw-Hill Companies, Inc.	92,400	8,046,192
Omnicom Group, Inc.	101,400	8,406,060
R.H. Donnelley Corp.*	16,600	945,370
Reader's Digest Association, Inc.	6,000	102,000
Salem Communications Corp., "A"*	16,800	322,896
Viacom, Inc., "B"	95,366	3,301,571
		26,654,741
Multiline Retail 1.0%
Family Dollar Stores, Inc.	354,200	9,556,316
Kirkland's, Inc.*	23,400	214,812
Kohl's Corp.*	58,200	2,770,320
Target Corp.	258,200	11,983,062
		24,524,510
Specialty Retail 2.5%
Aeropostale, Inc.*	32,000	893,760
Bed Bath & Beyond, Inc.*	49,600	1,845,616
Cato Corp., "A"	42,300	1,087,110
Home Depot, Inc.	43,150	1,526,215
Jo-Ann Stores, Inc.*	9,100	230,230
Limited Brands, Inc.	273,500	5,932,215
Lowe's Companies, Inc.	288,800	15,049,368
Men's Wearhouse, Inc.*	24,000	990,480
RadioShack Corp.	242,200	6,047,734
Select Comfort Corp.*	6,500	143,780
Sherwin-Williams Co.	177,000	7,888,890
Sonic Automotive, Inc.	12,400	243,908
Stage Stores, Inc.*	15,400	582,428
Staples, Inc.	281,100	5,360,577
Stein Mart, Inc.*	58,000	1,175,080
The Children's Place Retail Stores, Inc.*	17,700	658,617
The Gap, Inc.	361,000	7,707,350
Too, Inc.*	34,600	796,146
Trans World Entertainment Corp.*	10,800	143,424
		58,302,928
Textiles, Apparel & Luxury Goods 0.2%
Cherokee, Inc.	4,700	153,032
Guess?, Inc.*	67,900	884,058
K-Swiss Inc, "A"	6,300	189,000
Quicksilver, Inc.*	48,800	1,344,440
Skechers USA, Inc., "A"*	66,000	807,840
Wolverine World Wide, Inc.	81,550	1,654,650
		5,033,020
Consumer Staples 4.3%
Beverages 0.7%
Boston Beer Co., Inc., "A"*	14,400	288,000
PepsiCo, Inc.	273,650	15,225,886
		15,513,886
Food & Staples Retailing 0.9%
Nash-Finch Co.	19,100	675,567
Pantry, Inc.*	34,600	1,107,892
Wal-Mart Stores, Inc.	215,700	10,168,098
Walgreen Co.	187,100	8,056,526
		20,008,083
Food Products 1.4%
Dean Foods Co.*	64,100	2,202,476
Flowers Foods, Inc.	2,900	83,636
General Mills, Inc.	270,700	13,372,580
Hershey Foods Corp.	82,000	5,239,800
Kellogg Co.	109,700	4,931,015
Lance, Inc.	48,300	795,984
Ralcorp Holdings, Inc.	8,800	348,656
Unilever NV, (NY Shares)	96,400	6,211,052
		33,185,199
Household Products 1.3%
Colgate-Palmolive Co.	96,900	4,824,651
Kimberly-Clark Corp.	202,900	12,671,105
Procter & Gamble Co.	249,500	13,510,425
		31,006,181
Personal Products 0.0%
Chattem, Inc.*	15,600	641,784
Elizabeth Arden, Inc.*	8,500	186,150
Nature's Sunshine Products, Inc.	12,500	187,375
		1,015,309
Energy 7.1%
Energy Equipment & Services 1.7%
Baker Hughes, Inc.	169,500	7,478,340
Cal Dive International, Inc.*	29,900	1,329,952
Halliburton Co.	252,700	10,509,793
Nabors Industries Ltd.*	138,200	7,444,834
Schlumberger Ltd.	92,200	6,307,402
Transocean, Inc.*	120,700	5,596,859
		38,667,180
Oil, Gas & Comsumable Fuels 5.4%
BP PLC, (ADR)	196,300	11,954,670
Cabot Oil & Gas Corp., "A"	24,650	725,696
Callon Petroleum Co.*	58,200	790,938
ChevronTexaco Corp.	343,400	17,856,800
Comstock Resources, Inc.*	51,700	1,308,010
ConocoPhillips	166,500	17,457,525
Devon Energy Corp.	211,200	9,539,904
Edge Petroleum Corp.*	6,300	88,295
EOG Resources, Inc.	273,900	13,023,945
ExxonMobil Corp.	488,800	27,876,264
Meridian Resource Corp.*	117,400	474,296
Plains Exploration & Production Co.*	47,000	1,512,460
Remington Oil & Gas Corp.*	53,100	1,548,927
Royal Dutch Petroleum Co., (NY Shares)	165,100	9,617,075
Stone Energy Corp.*	33,000	1,483,020
Tesoro Petroleum Corp.*	34,100	1,293,754
Valero Energy Corp.	68,300	4,680,599
Vintage Petroleum, Inc.	49,300	1,424,277
Whiting Petroleum Corp.*	27,200	823,344
XTO Energy, Inc.	133,366	4,023,662
		127,503,461
Financials 9.8%
Banks 3.9%
AmSouth Bancorp.	249,600	6,569,472
BancFirst Corp.	700	49,343
Bank Mutual Corp.	20,200	212,706
Bank of America Corp.	541,000	24,366,640
BankUnited Financial Corp., "A"	16,300	389,244
Banner Corp.	10,800	269,460
BB&T Corp.	165,100	6,473,571
Capitol Bancorp., Ltd.	500	15,315
Cathay General Bancorp.	8,800	289,256
Central Pacific Financial Corp.	7,600	247,760
CoBiz, Inc.	3,200	53,760
Columbia Banking System, Inc.	1,500	35,205
Corus Bankshares, Inc.	11,000	537,130
CVB Financial Corp.	31,900	548,680
Dime Community Bancshares	14,400	213,696
Downey Financial Corp.	20,200	1,307,546
East West Bancorp., Inc.	20,700	664,884
Fidelity Bancshares, Inc.	8,000	184,480
First BanCorp.	31,500	1,142,190
First BanCorp.	1,700	34,442
First Charter Corp.	6,800	147,152
First Community Bancorp.	3,400	140,590
First Indiana Corp.	1,800	44,640
First Merchants Corp.	1,900	48,298
First Niagara Financial Group, Inc.	14,300	179,322
FirstFed Financial Corp.*	33,000	1,670,790
Frontier Financial Corp.	4,800	173,136
Greenhill & Co., Inc.	1,700	53,550
Hanmi Financial Corp.	36,500	534,725
Harbor Florida Bancshares, Inc.	17,000	588,200
Independent Bank Corp.	3,400	93,296
Integra Bank Corp.	2,700	55,080
Nara Bancorp, Inc.	16,700	224,448
National Penn Bancshares, Inc.	4,600	103,132
NetBank, Inc.	41,700	342,357
Pacific Capital Bancorp.	6,300	181,629
PFF Bancorp., Inc.	30,800	859,936
PNC Financial Services Group	168,300	8,958,609
Prosperity Bancshares, Inc.	19,600	500,780
R & G Financial Corp., "B"	3,700	52,577
Republic Bancorp., Inc.	49,700	630,196
Republic Bancorp., Inc., "A"	2,950	62,319
Sandy Spring Bancorp., Inc.	1,600	49,696
Simmons First National Corp., "A"	1,200	28,464
Southwest Bancorp. of Texas, Inc.	71,500	1,186,900
Sterling Bancshares, Inc.	45,300	608,379
Sterling Financial Corp.*	900	29,421
SunTrust Banks, Inc.	100,900	7,348,547
Texas Capital Bancshares, Inc.*	11,800	210,866
Texas Regional Bancshares, Inc., "A"	2,300	64,101
TierOne Corp.	6,600	153,648
TriCo Bancshares	1,500	28,605
TrustCo Bank Corp.	7,200	79,272
Umpqua Holdings Corp.	17,100	379,962
United Community Banks, Inc.	6,000	136,140
US Bancorp.	348,700	9,728,730
Wachovia Corp.	206,500	10,568,670
WesBanco, Inc.	8,800	236,456
West Coast Bancorp.	2,500	51,125
Westamerica Bancorp.	5,500	274,670
Wintrust Financial Corp.	12,700	583,057
WSFS Financial Corp.	6,500	332,345
		91,328,596
Capital Markets 1.3%
Bear Stearns Companies, Inc.	82,600	7,818,916
Investment Technology Group, Inc.*	37,500	712,875
Lehman Brothers Holdings, Inc.	63,900	5,860,908
Merrill Lynch & Co., Inc.	172,500	9,302,925
Morgan Stanley	29,500	1,552,290
The Goldman Sachs Group, Inc.	58,300	6,225,857
		31,473,771
Consumer Finance 0.3%
American Express Co.	115,000	6,060,500
Cash America International, Inc.	52,900	785,565
		6,846,065
Diversified Financial Services 2.4%
Accredited Home Lenders Holding Co.*	20,000	794,600
Affiliated Managers Group, Inc.*	12,800	800,384
Chemical Financial Corp.	4,925	147,553
Citigroup, Inc.	687,595	32,289,461
Freddie Mac	113,800	7,000,976
Gabelli Asset Management, Inc., "A"	9,000	359,280
JPMorgan Chase & Co.	435,600	15,459,444
Metris Companies, Inc.*	25,200	305,424
		57,157,122
Insurance 1.2%
AFLAC, Inc.	189,700	7,711,305
Allstate Corp.	179,900	10,103,184
American International Group, Inc.	156,000	7,932,600
Argonaut Group, Inc.*	20,400	401,268
Commerce Group, Inc.	14,000	827,120
Midland Co.	1,200	37,680
Navigators Group, Inc.*	2,000	64,000
Philadelphia Consolidated Holding Corp.*	2,100	157,500
Selective Insurance Group, Inc.	2,800	123,620
Stewart Information Services Corp.	4,900	176,498
Zenith National Insurance Corp.	29,600	1,702,296
		29,237,071
Real Estate 0.6%
American Financial Realty Trust (REIT)	15,600	239,148
Amli Residential Properties Trust (REIT)	17,200	480,224
CarrAmerica Realty Corp. (REIT)	26,400	872,256
Colonial Properties Trust (REIT)	6,200	239,630
Commercial Net Lease Realty (REIT)	27,100	514,358
Corporate Office Properties Trust (REIT)	24,900	654,870
Cousins Properties, Inc. (REIT)	18,100	488,700
EastGroup Properties, Inc. (REIT)	6,000	225,000
Entertainment Properties Trust (REIT)	2,800	120,960
Essex Property Trust, Inc. (REIT)	10,800	820,260
FelCor Lodging Trust, Inc. (REIT)*	9,400	115,056
Gables Residential Trust (REIT)	18,000	659,700
Glenborough Realty Trust, Inc. (REIT)	3,700	75,998
Glimcher Realty Trust (REIT)	3,200	80,544
Healthcare Realty Trust, Inc. (REIT)	22,300	861,003
Heritage Property Investment Trust (REIT)	17,600	542,080
Highwoods Properties, Inc. (REIT)	30,200	849,526
Kilroy Realty Corp. (REIT)	17,400	759,162
Lexington Corporate Properties Trust (REIT)	31,600	726,168
LTC Properties, Inc. (REIT)	1,300	23,868
Nationwide Health Properties, Inc. (REIT)	35,800	767,194
New Century Financial Corp. (REIT)	16,400	745,380
Newcastle Investment Corp. (REIT)	18,200	536,718
OMEGA Healthcare Investors, Inc. (REIT)	9,200	103,224
Parkway Properties, Inc. (REIT)	9,400	428,640
Pennsylvania Real Estate Investment Trust (REIT)	5,800	244,470
Prentiss Properties Trust (REIT)	15,800	524,876
Senior Housing Properties Trust (REIT)	32,000	553,600
Sun Communities, Inc. (REIT)	12,900	449,565
Town & Country Trust (REIT)	8,800	236,280
Trammell Crow Co. (REIT)*	3,200	68,160
Trustreet Properties, Inc. (REIT)	1,600	25,024
Urstadt Biddle Properties, "A" (REIT)	1,100	16,368
Washington Real Estate Investment Trust (REIT)	22,500	670,725
		14,718,735
Health Care 9.7%
Biotechnology 1.4%
Albany Molecular Research, Inc.*	19,700	185,869
Alexion Pharmaceuticals, Inc.*	13,900	288,286
Amgen, Inc.*	53,100	3,090,951
Enzo Biochem, Inc.*	8,400	114,408
Genentech, Inc.*	265,300	18,820,382
Gilead Sciences, Inc.*	238,200	8,837,220
ImmunoGen, Inc.*	29,800	150,490
Nabi Biopharmaceuticals*	5,300	57,770
Serologicals Corp.*	13,300	286,349
Third Wave Technologies*	91,100	388,997
Transkaryotic Therapies, Inc.*	26,500	897,820
ZymoGenetics, Inc.*	21,400	330,844
		33,449,386
Health Care Equipment & Supplies 2.5%
Align Technology, Inc.*	97,800	823,476
Alliance Imaging, Inc.*	64,900	677,556
American Medical Systems Holdings, Inc.*	62,400	1,089,504
Baxter International, Inc.	590,200	21,896,420
Boston Scientific Corp.*	165,700	4,901,406
C.R. Bard, Inc.	66,500	4,732,805
Haemonetics Corp.*	32,200	1,377,194
Immucor, Inc.*	34,000	1,014,560
Medtronic, Inc.	166,800	8,790,360
Palomar Medical Technologies, Inc.*	11,500	257,600
SurModics, Inc.*	14,700	530,229
Ventana Medical Systems, Inc.*	26,500	1,055,230
West Pharmaceutical Services, Inc.	5,200	136,968
Zimmer Holdings, Inc.*	136,500	11,113,830
		58,397,138
Health Care Providers & Services 1.2%
Centene Corp.*	38,200	1,063,870
Cerner Corp.*	22,600	1,312,156
Chemed Corp.	17,600	1,246,784
Genesis HealthCare Corp.*	31,400	1,252,860
Kindred Healthcare, Inc.*	28,600	940,940
Lifeline Systems, Inc.*	8,000	272,800
MedCath Corp.*	28,500	788,025
Merge Technologies, Inc.*	1,200	19,476
PDI, Inc.*	11,500	211,485
Per-Se Technologies, Inc.*	51,400	799,784
RehabCare Group, Inc.*	15,300	459,306
Res-Care, Inc.*	60,000	857,400
SFBC International, Inc.*	13,900	433,680
Sierra Health Services, Inc.*	18,100	1,170,889
UnitedHealth Group, Inc.	177,300	16,756,623
		27,586,078
Pharmaceuticals 4.6%
Abbott Laboratories	455,800	22,407,128
Alpharma, Inc., "A"	72,200	681,568
Bristol-Myers Squibb Co.	592,800	15,412,800
Connetics Corp.*	35,300	767,069
Eli Lilly & Co.	78,300	4,578,201
First Horizon Pharmaceutical Corp.*	29,800	539,678
Impax Laboratories, Inc.*	25,800	419,766
Johnson & Johnson	498,516	34,213,153
Keryx Biopharmaceuticals, Inc.*	27,300	395,577
Kos Pharmaceuticals, Inc.*	15,900	765,903
Ligand Pharmaceuticals, Inc., "B"*	81,900	432,432
Pfizer, Inc.	604,475	16,423,586
Salix Pharmaceuticals Ltd.*	49,400	706,420
Valeant Pharmaceuticals International	45,100	935,825
Wyeth	244,100	10,969,854
		109,648,960
Industrials 6.4%
Aerospace & Defense 1.3%
DRS Technologies, Inc.*	13,800	610,650
HEICO Corp.	12,300	233,454
Hexcel Corp.*	53,900	883,960
Honeywell International, Inc.	387,800	13,867,728
Moog, Inc., "A"*	11,700	348,777
Teledyne Technologies, Inc.*	41,600	1,265,472
United Technologies Corp.	127,800	12,999,816
		30,209,857
Air Freight & Logistics 0.3%
FedEx Corp.	84,800	7,203,760
Airlines 0.1%
Mesa Air Group, Inc.*	111,100	592,163
Pinnacle Airlines Corp.*	100,600	1,040,204
		1,632,367
Building Products 0.1%
Eagle Materials, Inc.	18,000	1,354,500
Griffon Corp.*	31,900	612,161
US Concrete, Inc.*	10,600	63,812
USG Corp.*	14,700	617,253
		2,647,726
Commercial Services & Supplies 1.2%
Avery Dennison Corp.	134,000	7,014,900
Brady Corp., "A"	36,200	1,073,330
Coinstar, Inc.*	30,600	524,484
Computer Programs & Systems, Inc.	15,200	480,168
Consolidated Graphics, Inc.*	13,200	605,880
DiamondCluster International, Inc.*	39,100	486,795
Duratek, Inc.*	11,900	275,723
Electro Rent Corp.*	10,500	126,420
Euronet Worldwide, Inc.*	30,000	886,800
Heidrick & Struggles International, Inc.*	34,600	894,756
Insurance Auto Auctions, Inc.*	2,900	81,780
John H. Harland Co.	34,200	1,231,200
Korn/Ferry International*	63,100	908,640
Labor Ready, Inc.*	57,900	966,351
Navigant Consulting, Inc.*	9,500	222,965
NCO Group, Inc.*	49,100	914,733
Nu Skin Enterprises, Inc., "A"	51,700	1,137,400
NuCo2, Inc.*	40,700	999,185
Pitney Bowes, Inc.	178,000	7,960,160
TeleTech Holdings, Inc.*	86,000	903,000
TNS, Inc.*	1,600	29,696
Ventiv Health, Inc.*	36,600	763,110
		28,487,476
Construction & Engineering 0.0%
EMCOR Group, Inc.*	17,600	786,368
Perini Corp.*	34,700	480,942
		1,267,310
Electrical Equipment 0.4%
Emerson Electric Co.	145,000	9,087,150
Franklin Electric Co., Inc.	21,400	760,984
		9,848,134
Industrial Conglomerates 2.4%
3M Co.	67,000	5,123,490
Blount International, Inc.*	43,400	642,754
ESCO Technologies, Inc.*	2,600	190,632
General Electric Co.	1,167,300	42,256,260
Textron, Inc.	106,500	8,024,775
		56,237,911
Machinery 0.4%
Astec Industries, Inc.*	36,800	857,440
Caterpillar, Inc.	37,600	3,310,680
JLG Industries, Inc.	47,200	961,936
Kennametal, Inc.	36,500	1,653,450
Mueller Industries, Inc.	9,300	240,870
NACCO Industries, Inc.	2,700	281,205
Sauer-Danfoss, Inc.	9,100	179,907
Stewart & Stevenson Services, Inc.	5,100	122,400
Terex Corp.*	30,900	1,155,042
		8,762,930
Road & Rail 0.2%
Arkansas Best Corp.	35,700	1,125,621
Knight Transportation, Inc.	58,100	1,227,653
Old Dominion Freight Line, Inc.*	47,200	1,326,320
Swift Transportation Co., Inc.*	22,200	473,526
		4,153,120
Trading Companies & Distributors 0.0%
United Rentals, Inc.*	49,400	908,466
Information Technology 11.2%
Communications Equipment 1.4%
Arris Group, Inc.*	67,000	508,530
Aspect Communications Corp.*	30,800	262,108
Belden CDT, Inc.	24,800	454,832
Brocade Communications Systems, Inc.*	170,100	741,636
Cisco Systems, Inc.*	544,300	9,405,504
F5 Networks, Inc.*	15,300	654,993
InterDigital Communications Corp.*	49,700	813,092
MasTec, Inc.*	24,200	163,350
Nokia Oyj, (ADR)	679,000	10,850,420
QUALCOMM, Inc.	270,200	9,427,278
		33,281,743
Computers & Peripherals 2.1%
Apple Computer, Inc.*	76,800	2,769,408
Dell, Inc.*	133,000	4,632,390
EMC Corp.*	782,300	10,263,776
Hewlett-Packard Co.	510,200	10,443,794
International Business Machines Corp.	269,500	20,584,410
		48,693,778
Electronic Equipment & Instruments 0.1%
Agilysys, Inc.	22,500	297,450
LeCroy Corp.*	62,600	823,816
MIPS Technologies, Inc.*	52,200	365,400
MTS Systems Corp.	17,700	512,592
Paxar Corp.*	28,700	514,304
X-Rite, Inc.	17,500	181,475
		2,695,037
Internet Software & Services 0.3%
Digital River, Inc.*	21,000	558,600
DoubleClick, Inc.*	88,800	713,952
EarthLink, Inc.*	75,300	691,254
InfoSpace, Inc.*	4,900	151,851
j2 Global Communications, Inc.*	5,100	182,172
S1 Corp.*	3,600	19,008
Websense, Inc.*	7,300	387,265
Yahoo!, Inc.*	127,000	4,382,770
		7,086,872
IT Consulting & Services 1.5%
Accenture Ltd., "A"*	221,200	4,800,040
Automatic Data Processing, Inc.	265,100	11,515,944
Covansys Corp.*	44,400	447,996
eFunds Corp.*	32,800	717,008
First Data Corp.	154,800	5,887,044
Fiserv, Inc.*	204,000	8,629,200
Intrado, Inc.*	34,900	440,089
Paychex, Inc.	83,700	2,561,220
Sapient Corp.*	68,900	492,635
		35,491,176
Semiconductors & Semiconductor Equipment 3.1%
ADE Corp.*	20,700	442,566
AMIS Holdings, Inc.*	78,000	878,280
Applied Materials, Inc.*	576,200	8,568,094
Axcelis Technologies, Inc.*	109,400	679,374
Broadcom Corp., "A"*	152,000	4,546,320
Diodes, Inc.*	34,200	1,001,718
Emulex Corp.*	50,300	781,159
Helix Technology Corp.	23,400	281,853
Intel Corp.	1,226,600	28,849,632
IXYS Corp.*	69,500	706,120
Linear Technology Corp.	182,900	6,536,846
Micrel, Inc.*	78,300	736,020
OmniVision Technologies, Inc.*	51,900	726,600
Photronics, Inc.*	45,100	717,090
Silicon Image, Inc.*	65,500	659,585
Supertex, Inc.*	2,300	32,798
Texas Instruments, Inc.	658,600	16,438,656
		72,582,711
Software 2.7%
Adobe Systems, Inc.	71,000	4,222,370
Altiris, Inc.*	46,200	752,598
Ansoft Corp.*	24,700	573,040
Electronic Arts, Inc.*	126,000	6,727,140
Embarcadero Technologies, Inc.*	75,000	363,750
FactSet Research Systems, Inc.	9,750	270,660
Hyperion Solutions Corp.*	18,900	768,663
Internet Security Systems, Inc.*	15,700	305,365
Interwoven, Inc.*	57,100	440,812
Intuit, Inc.*	64,800	2,611,440
Kronos, Inc.*	4,400	171,820
Microsoft Corp.	1,387,300	35,098,690
MicroStrategy, Inc., "A"*	24	1,045
Oracle Corp.*	386,300	4,465,628
Packeteer, Inc.*	32,200	376,096
Parametric Technology Corp.*	193,000	1,026,760
Quest Software, Inc.*	53,800	638,068
SeaChange International, Inc.*	43,700	450,328
SS&C Technologies, Inc.	33,200	843,612
Symantec Corp.*	179,300	3,367,254
Ulticom, Inc.*	7,500	66,975
Wind River Systems, Inc.*	51,900	673,662
Witness Systems, Inc.*	38,400	676,224
		64,892,000
Materials 1.7%
Chemicals 0.6%
Air Products & Chemicals, Inc.	104,100	6,113,793
Cambrex Corp.	44,100	837,900
Compass Minerals International, Inc.	46,800	1,130,220
Ecolab, Inc.	153,600	5,024,256
Octel Corp.	8,800	151,360
Terra Industries, Inc.*	112,100	773,490
W.R. Grace & Co.*	66,800	626,584
		14,657,603
Construction Materials 0.0%
Texas Industries, Inc.	16,600	766,588
Containers & Packaging 0.5%
Crown Holdings, Inc.*	85,000	1,279,250
Greif, Inc., "A"	18,100	1,255,597
Silgan Holdings, Inc.	20,600	1,260,308
Sonoco Products Co.	268,700	7,279,083
		11,074,238
Metals & Mining 0.5%
Alcoa, Inc.	346,900	10,067,038
Quanex Corp.	26,350	1,329,621
USEC, Inc.	86,500	1,137,475
		12,534,134
Paper & Forest Products 0.1%
Buckeye Technologies, Inc.*	21,500	169,850
Deltic Timber Corp.	23,100	818,895
Pope & Talbot, Inc.	32,700	426,735
		1,415,480
Telecommunication Services 0.7%
Diversified Telecommunication Services 0.6%
Alaska Communications Systems Group, Inc.	74,800	703,494
CT Communications, Inc.	46,900	538,412
General Communication, Inc., "A"*	56,000	472,640
North Pittsburgh Systems, Inc.	17,900	323,632
Premiere Global Services, Inc.*	91,200	984,960
SBC Communications, Inc.	227,600	5,416,880
TALK America Holdings, Inc.*	18,800	161,868
Verizon Communications, Inc.	163,700	5,860,460
		14,462,346
Wireless Telecommunication Services 0.1%
Centennial Communications Corp.*	55,700	640,550
UbiquiTel, Inc.*	71,100	514,053
		1,154,603
Utilities 0.8%
Electric Utilities 0.6%
PNM Resources, Inc.	66,900	1,849,785
Progress Energy, Inc.	178,000	7,474,220
Southern Co.	141,800	4,672,310
		13,996,315
Gas Utilities 0.2%
Energen Corp.	30,100	1,864,695
South Jersey Industries, Inc.	2,000	108,700
Southern Union Co.*	71,400	1,709,316
		3,682,711
Total Common Stocks (Cost $1,178,256,266)		1,380,063,800

Warrants 0.0%
Industrials 0.0%
TravelCenters of America, Inc.*	150	19
Information Technology 0.0%
MircoStrategy, Inc.*	106	13
Materials 0.0%
Dayton Superior Corp., 144A*	15	0
Total Warrants (Cost $750)		32

Preferred Stocks 0.0%
Consumer Discretionary 0.0%
Paxson Communications Corp., 14.25% (PIK)	77	569,993
Utilities 0.0%
TNP Enterprises, Inc., 14.5%, "D" (PIK)	536	592,280
Total Preferred Stocks (Cost $1,213,459)		1,162,273
	Principal Amount ($)(g)	Value ($)

Convertible Bond 0.0%
Consumer Discretionary 0.0%
DIMON, Inc., 6.25%, 3/31/2007	205,000	200,900
HIH Capital Ltd., 144A, Series DOM, 7.5%, 9/25/2006	200,000	199,000
Total Convertible Bond (Cost $391,705)		399,900

Corporate Bonds 12.1%
Consumer Discretionary 2.1%
155 East Tropicana LLC/Finance, 144A, 8.75%, 4/1/2012	285,000	272,175
Adesa, Inc., 7.625%, 6/15/2012	155,000	151,125
AMC Entertainment, Inc., 8.0%, 3/1/2014	670,000	606,350
Ames True Temper, Inc., 144A, 7.141%**, 1/15/2012	275,000	258,500
Auburn Hills Trust, 12.375%, 5/1/2020	322,000	479,054
AutoNation, Inc., 9.0%, 8/1/2008	330,000	358,875
Aztar Corp., 7.875%, 6/15/2014	580,000	607,550
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011 (d)	240,000	233,400
Cablevision Systems New York Group, 144A, 7.88%**, 4/1/2009	490,000	499,800
Caesars Entertainment, Inc.:
8.875%, 9/15/2008	300,000	330,375
9.375%, 2/15/2007	170,000	181,688
Charter Communications Holdings LLC, Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	940,000	599,250
9.625%, 11/15/2009 (d)	1,365,000	996,450
10.25%, 9/15/2010	1,884,000	1,881,645
Comcast Cable Communications Holdings, Inc., 8.375%, 3/15/2013	2,219,000	2,693,895
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	2,404,000	2,722,782
Cooper-Standard Automotive, Inc., 144A, 8.375%, 12/15/2014	645,000	470,850
CSC Holdings, Inc., 7.875%, 12/15/2007	905,000	925,362
DaimlerChrysler NA Holdings Corp., 4.75%, 1/15/2008	2,325,000	2,293,566
Dex Media East LLC/Financial, 12.125%, 11/15/2012	2,156,000	2,535,995
DIMON, Inc.:
7.75%, 6/1/2013	30,000	33,825
Series B, 9.625%, 10/15/2011	1,315,000	1,478,060
Dura Operating Corp.:
Series B, 8.625%, 4/15/2012 (d)	220,000	187,000
Series B, 9.0%, 5/1/2009 EUR	150,000	132,224
EchoStar DBS Corp., 144A, 6.625%, 10/1/2014	155,000	150,350
Eye Care Centers of America, Inc., 144A, 10.75%, 2/15/2015	260,000	241,800
Friendly Ice Cream Corp., 8.375%, 6/15/2012 (d)	310,000	288,300
General Motors Corp., 8.25%, 7/15/2023	100,000	76,509
Icon Health & Fitness, Inc., 11.25%, 4/1/2012 (d)	310,000	220,100
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008	495,000	401,569
ITT Corp., 7.375%, 11/15/2015	800,000	858,000
Jacobs Entertainment, Inc.:
11.875%, 2/1/2009	1,190,000	1,286,687
144A, 11.876%, 2/1/2009	280,000	302,750
Kellwood Co., 7.625%, 10/15/2017	95,000	100,857
Levi Strauss & Co., 144A, 7.73%**, 4/1/2012	350,000	322,000
Liberty Media Corp., 5.7%, 5/15/2013	2,325,000	2,198,460
Mediacom LLC, 9.5%, 1/15/2013 (d)	805,000	770,788
MGM MIRAGE:
8.375%, 2/1/2011 (d)	1,180,000	1,253,750
9.75% , 6/1/2007	365,000	393,287
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	225,000	245,250
NCL Corp., 144A, 11.625%, 7/15/2014	485,000	497,125
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	265,000	181,525
Paxson Communications Corp., Step-up Coupon, 0% to 1/15/2006, 12.25% to 1/15/2009	203,000	188,790
10.75%, 7/15/2008 (d)	260,000	256,750
Petro Stopping Centers, 9.0%, 2/15/2012	1,050,000	1,044,750
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	480,000	482,400
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	565,000	573,475
PRIMEDIA, Inc.:
8.164%**, 5/15/2010	830,000	871,500
8.875%, 5/15/2011	840,000	869,400
Renaissance Media Group LLC, 10.0%, 4/15/2008	430,000	434,838
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	595,000	676,813
Restaurant Co., 11.25%, 5/15/2008	773,058	757,597
Sbarro, Inc., 11.0%, 9/15/2009 (d)	310,000	297,600
Schuler Homes, Inc., 10.5%, 7/15/2011	1,225,000	1,346,524
Simmons Bedding Co., 144A, Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	1,095,000	602,250
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	410,000	406,925
8.75%, 12/15/2011	1,570,000	1,605,325
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	335,000	331,650
Tele-Communications, Inc., 10.125%, 4/15/2022	540,000	785,307
Toys "R" Us, Inc., 7.375%, 10/15/2018	970,000	766,300
Trump Holdings & Funding, 12.625%, 3/15/2010*	480,000	518,400
TRW Automotive, Inc., 11.0%, 2/15/2013 (d)	1,075,000	1,155,625
United Auto Group, Inc., 9.625%, 3/15/2012	835,000	868,400
Visteon Corp.:
7.0%, 3/10/2014 (d)	1,115,000	777,712
8.25%, 8/1/2010	65,000	49,888
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	360,000	383,400
Williams Scotsman, Inc., 9.875%, 6/1/2007	1,025,000	1,007,062
Wynn Las Vegas LLC, 144A, 6.625%, 12/1/2014	985,000	920,975
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	755,000	766,325
Young Broadcasting, Inc., 8.75%, 1/15/2014 (d)	645,000	599,850
		50,064,734
Consumer Staples 0.2%
Agrilink Foods, Inc., 11.875%, 11/1/2008	51,000	52,913
Del Laboratories, Inc., 144A, 8.0%, 2/1/2012	305,000	288,225
Duane Reade, Inc., 9.75%, 8/1/2011	345,000	296,700
GNC Corp.:
8.5%, 12/1/2010	215,000	164,475
144A, 8.625%, 11/15/2011	40,000	35,600
National Beef Packing Co., 10.5%, 8/1/2011	355,000	339,912
North Atlantic Trading Co., 9.25%, 3/1/2012 (d)	1,355,000	975,600
Pinnacle Foods Holding Corp., 8.25%, 12/1/2013	599,000	497,170
Rite Aid Corp., 11.25%, 7/1/2008	870,000	917,850
Standard Commercial Corp., 8.0%, 4/15/2012	340,000	389,725
Swift & Co.:
10.125%, 10/1/2009	80,000	85,600
12.5%, 1/1/2010	650,000	716,625
Viskase Companies, Inc., 11.5%, 6/15/2011	330,000	346,500
		5,106,595
Energy 0.8%
Belden & Blake Corp., 8.75%, 7/15/2012	606,000	548,430
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	1,190,000	1,401,525
Chesapeake Energy Corp.:
144A, 6.625%, 1/15/2016	155,000	152,675
6.875%, 1/15/2016	245,000	243,775
9.0%, 8/15/2012	305,000	333,975
CITGO Petroleum Corp., 6.0%, 10/15/2011 (d)	775,000	753,687
Dynegy Holdings, Inc.:
6.875%, 4/1/2011	70,000	57,925
7.125%, 5/15/2018	625,000	456,250
7.625%, 10/15/2026	260,000	187,200
144A, 9.875%, 7/15/2010	635,000	641,350
El Paso Production Holding Corp., 7.75%, 6/1/2013	830,000	836,225
Enterprise Products Operating LP, 7.5%, 2/1/2011	3,059,000	3,404,352
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	814,000	801,790
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027	295,000	206,500
Pemex Project Funding Master Trust:
144A, 4.31%**, 6/15/2010	235,000	241,815
9.5%, 9/15/2027	790,000	981,970
Southern Natural Gas, 8.875%, 3/15/2010	610,000	663,009
Stone Energy Corp.:
6.75%, 12/15/2014	405,000	384,750
8.25%, 12/15/2011	960,000	984,000
Tri-State Generation & Transmission Association, 144A, 6.04%, 1/31/2018	4,000,000	4,279,640
Whiting Petroleum Corp., 7.25%, 5/1/2013	70,000	69,300
Williams Companies, Inc.:
8.125%, 3/15/2012	1,150,000	1,259,250
8.75%, 3/15/2032	370,000	425,500
		19,314,893
Financials 3.1%
21st Century Insurance Group, 5.9%, 12/15/2013	1,115,000	1,148,165
AAC Group Holding Corp., 144A, Step-up Coupon, 0% to 10/1/2008, 10.25% to 10/1/2012	260,000	182,000
Affinia Group, Inc., 144A, 9.0%, 11/30/2014	945,000	841,050
American General Finance Corp., Series H, 4.0%, 3/15/2011	5,100,000	4,887,381
American General Institutional Capital, 144A, 8.125%, 3/15/2046	635,000	825,363
AmeriCredit Corp., 9.25%, 5/1/2009	1,365,000	1,453,725
Berkshire Hathaway Finance Corp., 144A, 3.18%**, 1/11/2008 (d)	1,749,000	1,749,579
BF Saul Real Estate Investment Trust, 7.5%, 3/1/2014	285,000	294,975
Dow Jones CDX HY:
Series 4-T3, 144A, 8.0%, 6/29/2010 (d)	4,680,000	4,592,250
Series 4-T1, 144A, 8.25%, 6/29/2010	1,530,000	1,477,406
Downey Financial Corp., 6.5%, 7/1/2014	780,000	819,019
Duke Capital LLC, 4.302%, 5/18/2006	3,667,000	3,668,503
E*TRADE Financial Corp., 8.0%, 6/15/2011	600,000	615,000
FINOVA Group, Inc., 7.5%, 11/15/2009	3,107,791	1,359,658
Ford Motor Credit Co.:
5.8%, 1/12/2009	1,934,000	1,799,581
6.875%, 2/1/2006	11,310,000	11,440,246
General Motors Acceptance Corp.:
5.625%, 5/15/2009	145,000	131,253
6.125%, 8/28/2007	80,000	77,951
6.75%, 1/15/2006	4,119,000	4,149,485
6.75%, 12/1/2014	290,000	242,945
H&E Equipment/Finance, 11.125%, 6/15/2012	580,000	638,000
HSBC Bank USA, 5.875%, 11/1/2034	1,595,000	1,668,552
HSBC Finance Corp.:
4.125%, 3/11/2008 (d)	3,170,000	3,154,106
4.125%, 12/15/2008	435,000	429,988
JPMorgan Chase Capital XV, 5.875%, 3/15/2035	4,380,000	4,352,774
Liberty Mutual Group, 144A, 6.5%, 3/15/2035	3,260,000	3,159,700
Merrill Lynch & Co., Inc.:
4.25%, 2/8/2010	4,580,000	4,517,364
Series C, 5.0%, 1/15/2015	691,000	692,002
North Front Pass-Through Trust, 144A, 5.81%, 12/15/2024	1,255,000	1,285,592
PLC Trust, Series 2003-1, 144A, 2.709%, 3/31/2006	1,317,453	1,313,922
Poster Financial Group, Inc., 8.75%, 12/1/2011	545,000	550,450
PXRE Capital Trust I, 8.85%, 2/1/2027	525,000	543,375
Qwest Capital Funding, Inc., 6.5%, 11/15/2018	205,000	152,725
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	525,000	599,813
Radnor Holdings Corp., 11.0%, 3/15/2010 (d)	830,000	551,950
RAM Holdings Ltd., 144A, 6.875%, 4/1/2024	1,579,000	1,755,027
RC Royalty Subordinated LLC, 7.0%, 1/1/2018	350,000	322,000
The Goldman Sachs Group, Inc., 4.75%, 7/15/2013	2,895,000	2,844,598
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	724,000	570,150
Triad Acquisition, 144A, 11.125%, 5/1/2013	435,000	432,173
UGS Corp., 144A, 10.0%, 6/1/2012	655,000	700,850
Universal City Development, 11.75%, 4/1/2010	1,030,000	1,166,475
		73,157,121
Health Care 0.3%
Cinacalcet Royalty Subordinated LLC, 8.0%, 3/30/2017	545,000	561,350
Curative Health Services, Inc., 10.75%, 5/1/2011	370,000	281,200
Encore Medical Corp., 9.75%, 10/1/2012	370,000	344,100
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009 (d)	350,000	332,500
Health Care Service Corp., 144A, 7.75%, 6/15/2011	2,000,000	2,307,246
HEALTHSOUTH Corp., 10.75%, 10/1/2008 (d)	830,000	850,750
IDI Acquisition Corp., 144A, 10.75%, 12/15/2011	375,000	375,000
InSight Health Services Corp., Series B, 9.875%, 11/1/2011	555,000	527,250
Tenet Healthcare Corp.:
6.375%, 12/1/2011	895,000	832,350
144A, 9.25%, 2/1/2015	1,595,000	1,595,000
		8,006,746
Industrials 1.3%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	630,000	674,100
Allied Security Escrow Corp., 11.375%, 7/15/2011	580,000	591,600
Allied Waste North America, Inc.:
Series B, 5.75%, 2/15/2011	1,280,000	1,123,200
Series B, 9.25%, 9/1/2012	563,000	593,965
Avondale Mills, Inc., 144A, 9.56%**, 7/1/2012	600,000	579,000
BAE System 2001 Asset Trust, "B", Series 2001, 144A, 7.156%, 12/15/2011	1,762,924	1,898,063
Bear Creek Corp., 144A, 7.873%**, 3/1/2012	385,000	379,225
Beazer Homes USA, Inc.:
8.375%, 4/15/2012	210,000	222,600
8.625%, 5/15/2011	140,000	148,400
Browning-Ferris Industries:
7.4%, 9/15/2035	950,000	793,250
9.25%, 5/1/2021	80,000	80,800
Cenveo Corp., 7.875%, 12/1/2013	630,000	590,625
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	1,200,000	1,260,000
Columbus McKinnon Corp., 10.0%, 8/1/2010	465,000	499,875
Congoleum Corp., 8.625%, 8/1/2008*	305,000	300,425
Cornell Companies, Inc., 10.75%, 7/1/2012	615,000	639,600
D.R. Horton, Inc.:
5.25%, 2/15/2015 (d)	3,025,000	2,819,863
5.625%, 9/15/2014	590,000	572,101
Dana Corp., 7.0%, 3/1/2029	635,000	514,297
Erico International Corp., 8.875%, 3/1/2012	415,000	419,150
Evergreen International Aviation, Inc., 12.0%, 5/15/2010	210,000	151,200
Goodman Global Holding Co., Inc., 144A, 7.875%, 12/15/2012 (d)	1,025,000	902,000
HydroChem Industrial Services, Inc., 144A, 9.25%, 2/15/2013	115,000	115,000
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	1,025,000	1,109,562
Joy Global, Inc., Series B, 8.75%, 3/15/2012	240,000	264,600
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2015 (d)	1,690,000	1,635,075
8.875%, 4/1/2012	185,000	197,025
Kansas City Southern:
7.5%, 6/15/2009	225,000	227,250
9.5%, 10/1/2008	1,530,000	1,648,575
Kinetek, Inc., Series D, 10.75%, 11/15/2006	1,055,000	975,875
Laidlaw International, Inc., 10.75%, 6/15/2011	674,000	768,360
Metaldyne Corp.:
144A, 10.0%, 11/1/2013 (d)	605,000	514,250
11.0%, 6/15/2012	125,000	95,000
Millennium America, Inc., 9.25%, 6/15/2008	1,080,000	1,150,200
NTK Holdings, Inc., 144A, Step-up Coupon, 0% to 9/1/2009, 10.75% to 3/1/2014	620,000	310,000
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	460,000	519,800
Remington Arms Co., Inc., 10.5%, 2/1/2011	320,000	304,000
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	445,000	413,850
Ship Finance International Ltd., 8.5%, 12/15/2013	800,000	760,000
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	236,000	219,480
10.375%, 7/1/2012	900,000	945,000
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	415,000	468,950
United Rentals North America, Inc., 7.0%, 2/15/2014 (d)	1,295,000	1,165,500
Westlake Chemical Corp., 8.75%, 7/15/2011	516,000	561,150
Xerox Capital Trust I, 8.0%, 2/1/2027	90,000	90,900
		30,212,741
Information Technology 0.2%
Activant Solutions, Inc.:
144A, 9.09%**, 4/1/2010	180,000	183,150
10.5%, 6/15/2011	650,000	682,500
Eschelon Operating Co.:
8.375%, 3/15/2010	115,000	99,763
8.375%, 3/15/2010	165,000	143,137
Lucent Technologies, Inc.:
6.45%, 3/15/2029 (d)	1,060,000	894,375
7.25%, 7/15/2006	230,000	234,025
Sanmina-SCI Corp.:
144A, 6.75%, 3/1/2013	1,660,000	1,485,700
10.375%, 1/15/2010	345,000	377,775
Viasystems, Inc., 10.5%, 1/15/2011	50,000	48,000
		4,148,425
Materials 1.4%
Aqua Chemical, Inc., 11.25%, 7/1/2008	410,000	348,500
ARCO Chemical Co., 9.8%, 2/1/2020 (d)	2,405,000	2,657,525
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	1,495,000	1,009,125
Caraustar Industries, Inc., 9.875%, 4/1/2011	1,085,000	1,063,300
Constar International, Inc., 144A, 6.149%**, 2/15/2012	320,000	316,800
Dayton Superior Corp.:
10.75%, 9/15/2008	530,000	519,400
13.0%, 6/15/2009	985,000	837,250
Edgen Acquisition Corp., 144A, 9.875%, 2/1/2011	370,000	360,750
GEO Specialty Chemicals, Inc., 11.62%, 12/31/2009	370,000	392,200
Georgia-Pacific Corp.:
7.75%, 11/15/2029	1,870,000	1,935,450
8.0%, 1/15/2024	1,000,000	1,065,000
8.875%, 5/15/2031	1,458,000	1,674,877
9.375%, 2/1/2013	520,000	579,150
Hercules, Inc., 6.75%, 10/15/2029	615,000	598,087
Huntsman Advanced Materials LLC, 144A, 11.0%, 7/15/2010	585,000	666,900
Huntsman LLC, 11.625%, 10/15/2010	923,000	1,066,065
IMC Global, Inc.:
7.375%, 8/1/2018	180,000	185,400
10.875%, 8/1/2013	478,000	564,040
Intermet Corp., 9.75%, 6/15/2009*	213,000	106,500
Lubrizol Corp., 6.5%, 10/1/2034	3,830,000	4,137,484
MMI Products, Inc., Series B, 11.25%, 4/15/2007	555,000	552,225
Neenah Corp., 144A, 11.0%, 9/30/2010	1,395,000	1,520,550
Newmont Mining Corp., 5.875%, 4/1/2035	1,660,000	1,666,398
Newpage Corp., 144A, Zero Coupon, 5/1/2012	635,000	622,300
Omnova Solutions, Inc., 11.25%, 6/1/2010	1,085,000	1,117,550
Oregon Steel Mills, Inc., 10.0%, 7/15/2009	125,000	134,063
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*	888,572	479,829
Pliant Corp.:
Step-up Coupon, 0% to 12/15/2006, 11.125% to 06/15/2009	70,000	61,950
11.125%, 9/1/2009	610,000	555,100
Portola Packaging, Inc., 8.25%, 2/1/2012	725,000	482,125
Rockwood Specialties Group, Inc., 144A, 7.625%, 11/15/2014 EUR	455,000	582,589
Sheffield Steel Corp., 11.375%, 8/15/2011	345,000	341,550
Texas Industries, Inc., 10.25%, 6/15/2011	550,000	617,375
TriMas Corp., 9.875%, 6/15/2012	1,495,000	1,472,575
UAP Holding Corp., Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	470,000	359,550
United States Steel LLC:
9.75%, 5/15/2010	699,000	768,900
10.75%, 8/1/2008	355,000	399,375
Weyerhaeuser Co.:
7.125%, 7/15/2023	765,000	839,509
7.375%, 3/15/2032 (d)	1,160,000	1,261,619
		33,918,935
Telecommunication Services 0.9%
AirGate PCS, Inc., 144A, 6.891%**, 10/15/2011	200,000	204,500
American Cellular Corp., Series B, 10.0%, 8/1/2011	920,000	860,200
Anixter International, Inc., 5.95%, 3/1/2015	330,000	321,059
AT&T Corp.:
9.05%, 11/15/2011	482,000	550,082
9.75%, 11/15/2031	860,000	1,070,700
Bell Atlantic New Jersey, Inc., Series A, 5.875%, 1/17/2012	2,895,000	3,030,304
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	245,000	237,037
8.375%, 1/15/2014 (d)	2,005,000	1,909,762
144A, 8.375%, 1/15/2014	175,000	166,688
Crown Castle International Corp., 9.375%, 8/1/2011	480,000	525,600
Dobson Communications Corp., 8.875%, 10/1/2013 (d)	570,000	464,550
Insight Midwest LP, 9.75%, 10/1/2009	145,000	151,525
LCI International, Inc., 7.25%, 6/15/2007	745,000	677,950
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011	110,000	90,750
MCI, Inc., 8.735%, 5/1/2014	885,000	958,012
Nextel Communications, Inc.:
5.95%, 3/15/2014	670,000	678,375
7.375%, 8/1/2015	1,370,000	1,459,050
Nextel Partners, Inc., 8.125%, 7/1/2011	470,000	505,250
Northern Telecom Capital, 7.875%, 6/15/2026	10,000	9,950
Qwest Corp., 7.25%, 9/15/2025	845,000	764,725
Qwest Services Corp.:
144A, 14.0%, 12/15/2010	1,405,000	1,580,625
144A, 14.5%, 12/15/2014	265,000	307,400
Rural Cellular Corp., 9.875%, 2/1/2010	100,000	100,250
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	220,000	191,400
SBC Communications, Inc.:
4.125%, 9/15/2009	1,705,000	1,676,798
5.625%, 6/15/2016	271,000	280,775
6.15%, 9/15/2034	256,000	265,625
Triton PCS, Inc., 8.5%, 6/1/2013	130,000	112,450
Ubiquitel Operating Co., 9.875%, 3/1/2011	170,000	184,025
US Unwired, Inc., Series B, 10.0%, 6/15/2012	340,000	373,150
Western Wireless Corp., 9.25%, 7/15/2013	110,000	125,675
		19,834,242
Utilities 1.8%
AES Corp., 144A, 8.75%, 5/15/2013	1,110,000	1,201,575
Allegheny Energy Supply Co. LLC:
144A, 8.25%, 4/15/2012 (d)	1,440,000	1,533,600
144A, 10.25%, 11/15/2007	90,000	99,000
Appalachian Power Co., Series E, 4.8%, 6/15/2005	8,730,000	8,742,920
Aquila, Inc., 14.875%, 7/1/2012	160,000	211,200
Calpine Corp.:
8.25%, 8/15/2005 (d)	360,000	320,400
144A, 8.5%, 7/15/2010	971,000	674,845
CC Funding Trust I, 6.9%, 2/16/2007	932,000	973,081
Centerior Energy Corp., Series B, 7.13%, 7/1/2007	1,985,000	2,099,538
CMS Energy Corp.:
7.5%, 1/15/2009	350,000	358,750
8.5%, 4/15/2011	590,000	631,300
9.875%, 10/15/2007	950,000	1,024,813
Consumers Energy Co.:
Series F, 4.0%, 5/15/2010	1,820,000	1,759,846
5.0%, 2/15/2012	1,040,000	1,042,708
DPL, Inc., 6.875%, 9/1/2011	670,000	713,550
Indiana Michigan Power Co., 6.375%, 11/1/2012	5,040,000	5,484,004
Mission Energy Holding Co., 13.5%, 7/15/2008	1,865,000	2,186,712
NorthWestern Corp., 144A, 5.875%, 11/1/2014	305,000	309,919
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	1,490,000	1,504,900
Pedernales Electric Cooperative, Series 02-A, 144A, 6.202%, 11/15/2032	4,810,000	5,370,654
Progress Energy, Inc., 6.75%, 3/1/2006	3,725,000	3,808,630
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011	655,000	700,850
10.0%, 10/1/2009	1,115,000	1,237,650
		41,990,445
Total Corporate Bonds (Cost $291,508,000)		285,755,177

Asset Backed 2.0%
Automobile Receivables 0.8%
Credit Acceptance Auto Dealer Loan Trust, "A", Series 2004-1, 144A, 2.53%, 8/17/2009	2,028,572	2,025,080
Daimler Chrysler Auto Trust, "A4", Series 2002-A, 4.49%, 10/6/2008	902,129	905,688
Drive Auto Receivables Trust:
"A3", Series 2004-1, 144A, 3.5%, 8/15/2008	5,075,000	5,041,080
"A4", Series 2002-1, 144A, 4.09%, 1/15/2008	3,105,000	3,112,316
MMCA Automobile Trust:
"A4", Series 2002-3, 3.57%, 8/17/2009	6,172,130	6,166,540
"B", Series 2002-2, 4.67%, 3/15/2010	943,155	931,295
"A4", Series 2001-4, 4.92%, 8/15/2007	442,466	443,917
"B", Series 2002-1, 5.37%, 1/15/2010	359,298	360,610
		18,986,526
Credit Card Receivables 0.0%
Capital One Multi-Asset Execution Trust, "B1", Series 2005-B1, 4.9%, 12/15/2017	875,000	877,690
Home Equity Loans 1.0%
Advanta Mortgage Loan Trust, "A6", Series 2000-2, 7.72%, 3/25/2015	1,179,689	1,226,587
Argent NIM Trust, "A", Series 2004-WN10, 144A, 4.212%, 11/25/2034	2,225,803	2,223,040
Centex Home Equity:
"AF6", Series 2002-A, 5.54%, 1/25/2032	6,090,000	6,165,662
"A6", Series 2000-B, 7.97%, 7/25/2031	1,813,499	1,835,530
Chase Funding Mortgage Loan Trust, "IA5", Series 1999-2, 7.333%, 11/25/2011	1,459,122	1,501,792
Countrywide Asset-Backed Certificates, "N1", Series 2004-2N, 144A, 5.0%, 2/25/2035	495,471	492,344
Countrywide Home Equity Loan Trust, "NOTE", Series 2004-C, 3.174%**, 1/15/2034	1,186,699	1,187,483
First Franklin Mortgage Loan Trust NIM:
"N1", Series 2004-FFH4, 144A, 4.212%, 1/21/2035	1,035,620	1,036,241
"NOTE", Series 2004-FF6A, 144A, 5.75%, 7/25/2034	615,917	617,649
Merrill Lynch Mortgage Investors, Inc., "N1", Series 2005-NC1N, 144A, 5.0%, 10/25/2035	2,833,842	2,835,613
Novastar NIM Trust, "NOTE", Series 2004-N1, 144A, 4.458%, 2/26/2034	78,819	78,791
Park Place Securities NIM Trust, "A", Series 2005-WCH1, 144A, 4.0%, 2/25/2035	3,760,426	3,749,262
		22,949,994
Industrials 0.2%
Delta Air Lines, Inc., "G-2", Series 2002-1, 6.417%, 7/2/2012	4,905,000	5,118,124
Total Asset Backed (Cost $48,627,400)		47,932,334

Foreign Bonds — US$ Denominated 5.1%
Consumer Discretionary 0.2%
Advertising Directory Solutions, Inc., 144A, 9.25%, 11/15/2012	520,000	543,400
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	908,000	1,021,500
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	860,000	907,300
Shaw Communications, Inc., 8.25%, 4/11/2010	1,625,000	1,779,375
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014 (d)	865,000	648,750
Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	330,000	321,750
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013 (d)	690,000	600,300
		5,822,375
Consumer Staples 0.0%
Burns Philp Capital Property Ltd., 10.75%, 2/15/2011	610,000	674,050
Grupo Cosan SA, 144A, 9.0%, 11/1/2009	205,000	206,281
		880,331
Energy 0.3%
OAO Gazprom, 144A, 9.625%, 3/1/2013	1,220,000	1,430,450
Luscar Coal Ltd., 9.75%, 10/15/2011	725,000	793,875
Nexen, Inc., 5.875%, 3/10/2035	1,675,000	1,614,661
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	2,187,005	2,438,511
Secunda International Ltd., 11.141%**, 9/1/2012	470,000	460,600
		6,738,097
Financials 1.1%
Conproca SA de CV, 12.0%, 6/16/2010	465,000	571,950
Deutsche Telekom International Finance BV, 8.5%, 6/15/2010	245,000	284,139
Eircom Funding, 8.25%, 8/15/2013	500,000	540,000
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	4,320,000	4,309,667
Mizuho Financial Group, 8.375%, 4/27/2049	7,395,000	8,052,415
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	445,000	364,900
Nordea Bank AB, 144A, 5.424%, 12/29/2049	3,255,000	3,290,112
QBE Insurance Group Ltd., 144A, 5.647%, 7/1/2023	1,730,000	1,740,408
Royal Bank of Scotland Group PLC, Series 3, 7.816%, 11/29/2049	2,675,000	2,749,916
SPI Electricity & Gas Australia Holdings Property Ltd., 144A, 6.15%, 11/15/2013	785,000	850,854
Westfield Capital Corp., 144A, 4.375%, 11/15/2010	2,280,000	2,255,385
		25,009,746
Health Care 0.0%
Biovail Corp., 7.875%, 4/1/2010	675,000	671,625
Industrials 0.7%
Autopista Del Maipo, 144A, 7.373%, 6/15/2022	6,805,000	7,872,024
CP Ships Ltd., 10.375%, 7/15/2012	625,000	701,562
Grupo Transportacion Ferroviaria Mexicana SA de CV:
144A, 9.375%, 5/1/2012	730,000	733,650
10.25%, 6/15/2007	1,168,000	1,238,080
12.5%, 6/15/2012	737,000	847,550
LeGrand SA, 8.5%, 2/15/2025	464,000	554,480
PacifiCorp. Australia LLC, 144A, 6.15%, 1/15/2008	525,000	550,674
Stena AB:
7.0%, 12/1/2016	155,000	139,500
9.625%, 12/1/2012	385,000	416,763
Tyco International Group SA:
6.875%, 1/15/2029	2,369,000	2,755,498
7.0%, 6/15/2028	1,116,000	1,308,996
		17,118,777
Materials 0.7%
Alrosa Finance SA, 144A, 8.875%, 11/17/2014	455,000	477,750
Cascades, Inc.:
7.25%, 2/15/2013	680,000	669,800
144A, 7.25%, 2/15/2013	55,000	54,175
Celulosa Arauco y Constitucion SA:
144A, 5.625%, 4/20/2015	367,000	368,155
8.625%, 8/15/2010	2,060,000	2,400,901
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	100,000	103,000
Crown Euro Holdings SA, 10.875%, 3/1/2013 (d)	495,000	565,538
ISPAT Inland ULC, 9.75%, 4/1/2014	849,000	969,982
Novelis, Inc., 144A, 7.25%, 2/15/2015	625,000	604,688
Rhodia SA, 8.875%, 6/1/2011 (d)	1,500,000	1,402,500
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	3,310,000	3,596,643
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	20,000	21,000
Sociedad Concesionaria Autopista Central, 144A, 6.223%, 12/15/2026	2,250,000	2,461,072
Tembec Industries, Inc.:
8.5%, 2/1/2011	2,205,000	1,686,825
8.625%, 6/30/2009 (d)	945,000	760,725
		16,142,754
Sovereign Bonds 1.2%
Aries Vermogensverwaltung GmbH, Series C, 9.6%, 10/25/2014	1,000,000	1,266,910
Central Bank of Nigeria, Series WW, 6.25%, 11/15/2020	500,000	475,000
Dominican Republic:
9.04%, 1/23/2013	400,000	367,000
144A, 9.04%, 1/23/2013	445,000	410,513
Series REGS, 9.5%, 9/27/2006	420,000	412,650
Federative Republic of Brazil:
8.875%, 10/14/2019	560,000	551,600
9.25%, 10/22/2010	880,000	948,200
11.0%, 8/17/2040	1,370,000	1,552,210
Republic of Argentina:
3.01%**, 8/3/2012	850,000	707,625
8.28%, 12/31/2033	2,715,806	2,332,642
Republic of Bulgaria, 8.25%, 1/15/2015	860,000	1,064,336
Republic of Colombia:
10.375%, 1/28/2033	490,000	527,975
10.75%, 1/15/2013	400,000	453,400
Republic of Indonesia, Series REGS, 7.25%, 4/20/2015	680,000	654,500
Republic of Panama, 9.375%, 1/16/2023	280,000	329,000
Republic of Philippines:
9.375%, 1/18/2017	1,510,000	1,600,600
9.5%, 2/2/2030	330,000	323,400
9.875%, 1/15/2019	230,000	240,925
Republic of South Africa, 8.5%, 6/23/2017	270,000	334,800
Republic of Turkey:
11.75%, 6/15/2010	660,000	788,700
11.875%, 1/15/2030	1,110,000	1,454,100
Republic of Uruguay, 7.25%, 2/15/2011	150,000	142,125
Republic of Venezuela:
9.25%, 9/15/2027	1,590,000	1,566,945
10.75%, 9/19/2013	1,230,000	1,374,525
Russian Federation, Series REGS, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	2,010,000	2,137,032
11.0%, 7/24/2018	250,000	356,975
Russian Ministry of Finance, Series VII, 3.0%, 5/14/2011	1,070,000	914,850
United Mexican States:
Series A, 6.625%, 3/3/2015	620,000	656,580
Series A, 6.75%, 9/27/2034 (d)	3,180,000	3,167,280
8.3%, 8/15/2031	300,000	351,375
11.375%, 9/15/2016	160,000	232,000
		27,695,773
Telecommunication Services 0.9%
Alestra SA de RL de CV, 8.0%, 6/30/2010	220,000	190,300
America Movil SA de CV, 5.75%, 1/15/2015	985,000	970,542
Axtel SA:
11.0%, 12/15/2013	475,000	491,625
144A, 11.0%, 12/15/2013	45,000	46,575
British Telecommunications PLC, 8.875%, 12/15/2030	4,143,000	5,657,445
Embratel, Series B, 11.0%, 12/15/2008	280,000	311,500
Esprit Telecom Group PLC, 11.5%, 12/15/2007*	2,370,000	0
Global Crossing UK Finance, 144A, 10.75%, 12/15/2014	675,000	614,250
INTELSAT, 6.5%, 11/1/2013	125,000	99,063
Intelsat Bermuda Ltd., 144A, 7.805%**, 1/15/2012	320,000	320,800
Millicom International Cellular SA, 10.0%, 12/1/2013	1,090,000	1,060,025
Mobifon Holdings BV, 12.5%, 7/31/2010	745,000	905,175
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	430,000	440,750
Nortel Networks Corp., 6.875%, 9/1/2023	450,000	411,750
Nortel Networks Ltd., 6.125%, 2/15/2006	1,750,000	1,754,375
Rogers Wireless Communications, Inc., 6.375%, 3/1/2014	20,000	19,150
Telecom Italia Capital, 144A, 4.95%, 9/30/2014	2,305,000	2,245,236
Telefonos de Mexico SA de CV, 144A, 4.75%, 1/27/2010	4,935,000	4,830,417
		20,368,978
Total Foreign Bonds — US$ Denominated (Cost $123,280,427)		120,448,456

Foreign Bonds — Non US$ Denominated 2.4%
Consumer Discretionary 0.1%
IESY Repository GMBH, 144A, 8.75%, 2/15/2015 EUR	255,000	292,051
Victoria Acquisition III BV, 144A, 7.875%, 10/1/2014 EUR	340,000	406,902
		698,953
Industrials 0.0%
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 EUR	425,000	538,708
Sovereign Bonds 2.3%
Federal Republic of Germany, 144A, 3.25%, 4/17/2009 EUR	10,340,000	13,609,705
Mexican Bonds:
Series MI-10, 8.0%, 12/19/2013 MXN	125,900,500	9,765,069
Series MI-20, 8.0%, 12/7/2023 MXN	10,830,000	742,624
Series MI-10, 9.5%, 12/18/2014 MXN	54,361,500	4,591,547
Series M-20, 10.0%, 12/5/2024 MXN	2,740,000	226,076
Republic of Argentina: 5.83%, 12/31/2033 ARS	2,314,316	746,322
7.82%, 12/31/2033 EUR	436,167	437,799
Republic of Colombia, 12.0%, 10/22/2015 COP	318,000,000	131,286
Republic of Peru, 7.5%, 10/14/2014 EUR	240,000	329,691
Republic of Romania:
5.75%, 7/2/2010 EUR	400,000	567,192
8.5%, 5/8/2012 EUR	140,000	231,883
United Kingdom Treasury Bonds, 5.0%, 9/7/2014 GBP	11,690,000	23,102,247
		54,481,441
Total Foreign Bonds — Non US$ Denominated (Cost $55,543,097)		55,719,102

US Government Backed 1.1%
US Treasury Bills:
2.705%, 7/21/2005 (h)	375,000	372,336
2.869%***, 7/21/2005 (h)	375,000	372,692
US Treasury Bond, 6.0%, 2/15/2026 (d)	10,727,000	12,692,637
US Treasury Note:
2.75%, 6/30/2006	3,048,000	3,023,592
3.0%, 2/15/2009	376,000	365,219
3.25%, 1/15/2009	120,000	117,717
3.625%, 7/15/2009	8,460,000	8,388,285
5.0%, 8/15/2011 (d)	360,000	380,067
Total US Government Backed (Cost $24,211,596)		25,712,545

US Government Agency Sponsored Pass-Throughs 2.2%
Federal Home Loan Bank, 6.0%, 11/1/2021	2,463,682	2,528,224
Federal National Mortgage Association:
4.5%, 11/1/2028	3,221,221	3,111,546
5.0% with various maturities from 3/1/2034 until 9/1/2034	6,736,396	6,689,731
5.116%, 1/1/2035	5,884,971	5,881,365
5.5% with various maturities from 12/1/2024 until 11/1/2034	16,448,576	16,648,498
5.78%, 10/1/2008	2,716,856	2,817,453
6.5% with various maturities from 4/1/2017 until 4/1/2035	9,419,140	9,817,261
7.13%, 1/1/2012	3,778,211	3,924,347
8.0%, 9/1/2015	1,412,500	1,503,901
Total US Government Agency Sponsored Pass-Throughs (Cost $52,822,822)		52,922,326

Commercial and Non-Agency Mortgage-Backed Securities 3.2%
Banc of America Commercial Mortgage, Inc., "AJ", Series 2005-1, 4.999%, 11/10/2042	4,910,000	5,019,563
Banc of America Mortgage Securities, "2A6", Series 2004-G, 4.657%**, 8/25/2034	6,600,000	6,667,298
Bank of America-First Union Commercial Mortgage, Inc., "A1", Series 2001-3, 4.89%, 4/11/2037	3,076,872	3,119,835
Citigroup Mortgage Loan Trust, Inc.:
"1A2", Series 2004-NCM-1, 6.5%, 6/25/2034	3,511,114	3,640,586
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	1,567,546	1,630,248
Countrywide Alternative Loan Trust:
"1A1", Series 2004-J1, 6.0%, 2/25/2034	1,752,053	1,776,136
"1A1", Series 2004-J8, 7.0%, 9/25/2034	3,688,900	3,866,934
Countrywide Home Loans, "A5", Series 2002-27, 5.5%, 12/25/2032	762,099	760,879
DLJ Mortgage Acceptance Corp.:
"A1B", Series 1997-CF2, 144A, 6.82%, 10/15/2030	2,927,848	3,065,477
"A1B", Series 1997-CF1, 144A, 7.6%, 5/15/2030	2,725,072	2,864,436
GMAC Commercial Mortgage Securities, Inc., "A3", Series 1997-C1, 6.869%, 7/15/2029	1,853,649	1,941,137
Greenwich Capital Commercial Funding Corp.:
"AJ", Series 2005-GG3, 4.859%, 8/10/2042	2,150,000	2,137,907
"B", Series 2005-GG3, 4.894%, 8/10/2042	3,565,000	3,531,758
Master Alternative Loans Trust:
"5A1", Series 2005-1, 5.5%, 1/25/2020	5,277,336	5,409,957
"2A1", Series 2004-3, 6.25%, 4/25/2034	5,222,662	5,372,813
"3A1", Series 2004-5, 6.5%, 6/25/2034	1,338,868	1,381,545
"5A1", Series 2005-2, 6.5%, 12/25/2034	635,571	662,913
"6A1", Series 2004-5, 7.0%, 6/25/2034	2,532,860	2,576,926
"8A1", Series 2004-3, 7.0%, 4/25/2034	1,888,133	1,936,356
Master Asset Securitization Trust:
"2A7", Series 2003-9, 5.5%, 10/25/2033	2,301,904	2,330,781
"8A1", Series 2003-6, 5.5%, 7/25/2033	1,088,517	1,091,239
NYC Mortgage Loan Trust, "A3", Series 1996, 144A, 6.75%, 9/25/2019	4,100,000	4,510,000
Residential Accredit Loans, Inc., "A5", Series 2002-QS14, 5.125%, 9/25/2032	270,576	270,719
Structured Asset Secs Corporation, 5.0%, 4/2/2035	3,105,000	3,056,484
Structured Asset Securities Corp., "2A1", Series 2003-1, 6.0%, 2/25/2018	1,966,718	2,012,814
Washington Mutual, "A6", Series 2003-AR10, 4.076%, 10/25/2033	5,235,000	5,188,629
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $76,141,485)		75,823,370

Collateralized Mortgage Obligations 7.3%
Fannie Mae Grantor Trust, "1A3", Series 2004-T2, 7.0%, 11/25/2043	2,034,741	2,142,633
Fannie Mae Whole Loan:
"3A2B", Series 2003-W10, 3.056%, 7/25/2037	1,073,483	1,065,465
"A2", Series 2002-W10, 4.7%, 8/25/2042	39,969	39,892
"1A3", Series 2003-W18, 4.732%, 8/25/2043	1,174,468	1,178,071
"1A1", Series 2004-W15, 6.0%, 8/25/2044	3,041,566	3,157,881
"1A2", Series 2003-W3, 7.0%, 8/25/2042	641,188	674,099
"2A", Series 2003-W8, 7.0%, 10/25/2042	4,049,860	4,259,729
"2A", Series 2002-W1, 7.5%, 2/25/2042	814,832	861,183
"5A", Series 2004-W2, 7.5%, 3/25/2044	1,627,281	1,732,505
Federal Home Loan Mortgage Corp.:
"PV", Series 2726, 3.5%, 4/15/2026	1,775,000	1,761,393
"NB", Series 2750, 4.0%, 12/15/2022	390,000	385,919
"TC", Series 2728, 4.0%, 2/15/2023	910,000	900,764
"PB" , Series 2727, 4.25%, 4/15/2023	7,087,500	7,063,018
"LC", Series 2682, 4.5%, 7/15/2032	3,485,000	3,389,548
"TG", Series 2690, 4.5%, 4/15/2032	3,750,000	3,646,255
"HG", Series 2543, 4.75%, 9/15/2028	4,587,334	4,599,479
"BG", Series 2869, 5.0%, 7/15/2033	1,410,000	1,404,414
"EG", Series 2836, 5.0%, 12/15/2032	3,840,000	3,816,861
"ND", Series 2938, 5.0%, 10/15/2033	3,655,000	3,639,871
"NE", Series 2921, 5.0%, 9/15/2033	3,650,000	3,602,591
"PD", Series 2783, 5.0%, 1/15/2033	3,747,000	3,727,935
"PD", Series 2844, 5.0%, 12/15/2032	660,000	656,726
"PD", Series 2893, 5.0%, 2/15/2033	290,000	287,160
"PD", Series 2939, 5.0%, 7/15/2033	865,000	861,183
"PE", Series 2777, 5.0%, 4/15/2033	3,215,000	3,211,150
"PE", Series 2864, 5.0%, 6/15/2033	3,650,000	3,642,677
"PG", Series 2734, 5.0%, 7/15/2032	1,783,000	1,781,151
"PQ", Series 2844, 5.0%, 5/15/2023	6,350,000	6,465,607
"QC", Series 2836, 5.0%, 9/15/2022	6,350,000	6,444,336
"QK", Series 2513, 5.0%, 8/15/2028	157,722	157,593
"TE", Series 2780, 5.0%, 1/15/2033	4,795,000	4,769,205
"TE", Series 2881, 5.0%, 7/15/2033	940,000	936,159
"UE", Series 2764, 5.0%, 10/15/2032	1,910,000	1,899,520
"XD", Series 2941, 5.0%, 5/15/2033	1,470,000	1,466,134
"PE", Series 2512, 5.5%, 2/15/2022	1,520,000	1,572,880
"PE", Series 2533, 5.5%, 12/15/2021	750,000	776,275
"BD", Series 2453, 6.0%, 5/15/2017	800,000	828,423
"PX", Series 2097, 6.0%, 10/15/2027	1,612,826	1,632,867
"Z", Series 2173, 6.5%, 7/15/2029	1,996,100	2,088,968
Federal National Mortgage Association:
"OH", Series 2003-122, 4.0%, 8/25/2013	6,537,400	6,498,580
"QG", Series 2003-17, 4.0%, 5/25/2019	2,535,000	2,534,587
"TU", Series 2003-122, 4.0%, 5/25/2016	2,092,875	2,088,611
"NE", Series 2004-52, 4.5%, 7/25/2033	3,190,000	3,087,884
"WB", Series 2003-106, 4.5%, 10/25/2015	8,105,000	8,123,452
"EG", Series 2005-22, 5.0%, 11/25/2033	610,000	606,552
"HE", Series 2005-22, 5.0%, 10/25/2033	2,470,000	2,456,037
"KH", Series 2003-92, 5.0%, 3/25/2032	1,420,000	1,413,955
"LA", Series 2002-50, 5.0%, 12/25/2029	1,925,372	1,929,354
"ME", Series 2005-14, 5.0%, 10/25/2033	1,770,000	1,758,303
"PE", Series 2005-44, 5.0%, 7/25/2033	1,272,000	1,262,609
"QD", Series 2005-29, 5.0%, 8/25/2033	605,000	601,579
"QE", Series 2005-1, 5.0%, 11/25/2031	2,450,000	2,451,637
"PD", Series 2002-31, 6.0%, 11/25/2021	22,200,000	22,822,806
"Z", Series 2001-14, 6.0%, 5/25/2031	1,473,731	1,529,370
"HM", Series 2002-36, 6.5%, 12/25/2029	93,083	93,818
"ZQ", Series G92-9, 7.0%, 12/25/2021	1,593,611	1,633,298
FHLMC Structured Pass-Through Securities: "A2B", Series T-56, 4.29%, 7/25/2036	4,552,576	4,551,521
"3A", Series T-58, 7.0%, 9/25/2043	3,254,221	3,417,033
Government National Mortgage Association:
"ND", Series 2003-116, 3.75%, 6/20/2026	1,452,000	1,438,810
"GD", Series 2004-26, 5.0%, 11/16/2032	4,382,000	4,404,236
"PD", Series 2004-30, 5.0%, 2/20/2033	4,383,000	4,406,121
Total Collateralized Mortgage Obligations (Cost $170,261,472)		171,637,673

Municipal Investments 1.6%
Bergen County, NJ, Improvement Authority Governmental Loan Revenue:
4.75%, 3/15/2015	2,105,000	2,097,506
4.8%, 3/15/2016	2,315,000	2,292,660
Charlotte-Mecklenberg, NC, Hospital Authority, Health Care System Revenue, ETM, 144A, 5.0%, 8/1/2015	3,880,000	3,956,475
Dallas-Fort Worth, TX, Airport Revenue, Industrial Airport Facility, 6.6%, 11/1/2012 (f)	1,635,000	1,814,082
Denver, CO, City & County School District No.1, Pension School Facilities Lease, 6.82%, 12/15/2009 (f)	1,600,000	1,761,616
Hoboken, NJ, General Obligation:
Series B, 3.57%, 2/1/2008 (f)	1,725,000	1,697,573
Series B, 3.8%, 1/1/2008 (f)	1,445,000	1,435,810
Series B, 3.97%, 2/1/2009 (f)	2,860,000	2,826,366
Indian Wells, CA, Redevelopment Agency, Series T, 4.48%, 9/1/2013 (f)	2,325,000	2,302,076
Indiana, Board Book Revenue, School Severance, Series 3, 5.15%, 7/15/2013 (f)	2,005,000	2,074,854
Jicarilla, NM, Apache Nation Revenue, 144A, 5.2%, 12/1/2013	2,990,000	3,062,238
Myrtle Beach, SC, Hospitality Fee Revenue, Series B, 5.75%, 6/1/2019 (f)	1,440,000	1,510,373
New York, State Environmental Facilities Corp., Series B, 4.7%, 3/15/2011	5,350,000	5,403,072
North Jersey, NJ, District Water Supply Community, Wanaque South, series B, 5.19%, 7/1/2019 (f)	1,000,000	1,016,110
Oregon, School Boards Association, Series A, Zero Coupon, 6/30/2014 (f)	6,855,000	4,409,548
Total Municipal Investments (Cost $37,260,130)		37,660,359

Government National Mortgage Association 0.4%
Government National Mortgage Association:
6.0% with various maturities from 7/15/2034 until 7/20/2034	7,424,785	7,653,907
6.5%, 8/20/2034	705,017	735,958
Total Government National Mortgage Association (Cost $8,255,071)		8,389,865

Loan Participation 0.1%
Citigroup Global (Severstal), 8.625%, 2/24/2009	324,000	336,668
Intermet Corp., LIBOR plus .425%, 6.84%**, 3/31/2009	1,000,000	990,000
Total Loan Participation (Cost $1,246,159)		1,326,668
	Units	Value ($)

Other Investments 0.0%
Hercules, Inc. II, (Bond Unit), 6.5%, 6/30/2029 (Cost $739,951)	996,000	786,840
	Shares	Value ($)

Securities Lending Collateral 2.1%
Scudder Daily Assets Fund Institutional, 2.94% (c) (e) (Cost $49,520,829)	49,520,829	49,520,829

Cash Equivalents 3.8%
Scudder Cash Management QP Trust, 2.81% (b) (Cost $89,288,579)	89,288,579	89,288,579
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,208,569,198) (a)	102.0	2,404,550,128
Other Assets and Liabilities, Net	(2.0)	(47,830,464)
Net Assets	100.0	2,356,719,664

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest. The following table represents bonds that are in default.

Security	Coupon	Maturity Date	Principal Amount ($) (g)		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625%	8/1/2008	305,000	USD	310,338	300,425
Esprit Telecom Group PLC	11.5%	12/15/2007	2,370,000	USD	2,432,213	0
Intermet Corp.	9.75%	6/15/2009	213,000	USD	87,330	106,500
Oxford Automotive, Inc.	12.0%	10/15/2010	888,572	USD	525,868	479,829
Trump Holdings & Funding	12.625%	3/15/2010	480,000	USD	522,000	518,400
					3,877,749	1,405,154

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of April 30, 2005.

*** Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $2,227,783,181. At April 30, 2005, net unrealized appreciation for all securities based on tax cost was $176,766,947. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $241,179,726 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $64,412,779.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2005 amounted to $49,250,827, which is 2.1% of net assets.

(e) Represents collateral held in connection with securities lending.

(f) Bond is insured by one of these companies:

		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	0.2
FGIC	Financial Guaranty Insurance Company	0.3
MBIA	Municipal Bond Investors Assurance	0.4

(g) Principal amount stated in US dollars unless otherwise noted.

(h) At April 30, 2005, these securities have been pledged to cover in whole or in part, initial margin requirements for open futures contracts.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

At April 30, 2005, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
Russell 2000 Index	6/16/2005	21	6,546,051	6,099,450	(446,601)

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

LIBOR: London InterBank Offer Rate

PIK: Denotes that all or a portion of the income is paid in-kind.

REIT: Real Estate Investment Trust

Currency Abbreviation
ARS	Argentine Pesos	GBP	British Pound
COP	Colombian Peso	MXN	Mexican Peso
EUR	Euro

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $2,069,759,790) — including $49,250,827 of securities loaned	$ 2,265,740,720
Investment in Scudder Daily Assets Fund Institutional (cost $49,520,829)*	49,520,829
Investment in Scudder Cash Management QP Trust (cost $89,288,579)	89,288,579
Total investments in securities, at value (cost $2,208,569,198)	2,404,550,128
Cash	161,803
Receivable for investments sold	29,883,134
Dividends receivable	1,953,841
Interest receivable	11,493,645
Receivable for Fund shares sold	550,067
Unrealized appreciation on forward foreign currency exchange contracts	428,153
Receivable for daily variation margin on open futures contracts	69,825
Net receivable on closed forward currency exchange contracts	2,151
Other assets	130,784
Total assets	2,449,223,531
Liabilities
Due to custodian bank	417,402
Payable upon return of securities loaned	49,520,829
Payable for investments purchased	33,449,614
Dividends payable	1,795
Payable for Fund shares redeemed	6,211,628
Deferred mortgage dollar roll	887
Unrealized depreciation on forward foreign currency exchange contracts	260,995
Accrued management fee	871,865
Other accrued expenses and payables	1,696,356
Total liabilities	92,431,371
Net assets, at value	$ 2,356,792,160

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2005 (Unaudited) (continued)
Net Assets
Net assets consist of: Undistributed net investment income	3,808,518
Net unrealized appreciation (depreciation) on: Investments	195,980,930
Futures	(446,601)
Foreign currency related transactions	168,290
Accumulated net realized gain (loss)	(172,055,694)
Paid-in capital	2,329,336,717
Net assets, at value	$ 2,356,792,160

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,514,235,520 ÷ 173,424,589 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.73
Maximum offering price per share (100 ÷ 94.25 of $8.73)	$ 9.26

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($139,370,283 ÷ 15,925,812 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 8.75

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($43,255,557 ÷ 4,964,489 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 8.71
Class R Net Asset Value, offering and redemption price(a) per share ($1,081,185 ÷ 123,834 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.73
Class AARP Net Asset Value, offering and redemption price(a) per share ($303,618,616 ÷ 34,776,987 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$ 8.73
Class S Net Asset Value, offering and redemption price(a) per share ($354,853,957 ÷ 40,646,962 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$ 8.73
Institutional Class Net Asset Value, offering and redemption price(a) per share ($377,042 ÷ 43,106 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.75

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2005 (Unaudited)
Investment Income
Interest	$ 22,484,010
Dividends (net of foreign taxes withheld of $92,863)	12,879,872
Interest — Scudder Cash Management QP Trust	323,114
Mortgage dollar roll income	1,451
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	111,487
Total Income	35,799,934
Expenses: Management fee	5,092,351
Services to shareholders	2,244,419
Distribution service fees	2,685,453
Custodian fees	70,364
Auditing	31,052
Legal	24,247
Reports to shareholders	150,139
Registration fees	41,218
Trustees' fees and expenses	36,248
Other	59,661
Total expenses, before expense reductions	10,435,152
Expense reductions	(130,792)
Total expenses, after expense reductions	10,304,360
Net investment income (loss)	25,495,574
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	161,278,358
Futures	456,759
Foreign currency related transactions	(1,109,554)
160,625,563
Net unrealized appreciation (depreciation) during the period on: Investments	(165,683,319)
Futures	(446,601)
Foreign currency related transactions	168,290
(165,961,630)
Net gain (loss) on investment transactions	(5,336,067)
Net increase (decrease) in net assets resulting from operations	$ 20,159,507

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2005 (Unaudited)	Year Ended October 31, 2004
Operations: Net investment income (loss)	$ 25,495,574	$ 28,335,071
Net realized gain (loss) on investment transactions	160,625,563	(2,680,866)
Net unrealized appreciation (depreciation) during the period on investment transactions	(165,961,630)	64,220,469
Net increase (decrease) in net assets resulting from operations	20,159,507	89,874,674
Distributions to shareholders from: Net investment income: Class A	(18,833,197)	(28,711,714)
Class B	(1,175,921)	(1,557,191)
Class C	(372,265)	(422,051)
Class R	(8,039)	(7,110)
Class AARP	(1,949,168)	—
Class S	(2,081,733)	—
Institutional Class	(5,034)	(4,954)
Fund share transactions: Proceeds from shares sold	107,152,083	161,190,832
Net assets acquired in tax-free reorganization	653,736,758	—
Reinvestment of distributions	22,843,755	28,655,702
Cost of shares redeemed	(271,929,790)	(469,004,961)
Redemption fees	4,888	—
Net increase (decrease) in net assets from Fund share transactions	511,807,694	(279,158,427)
Increase (decrease) in net assets	507,541,844	(219,986,773)
Net assets at beginning of period	1,849,250,316	2,069,237,089
Net assets at end of period (including undistributed net investment income of $3,808,518 and $2,738,301, respectively)	$ 2,356,792,160	$ 1,849,250,316

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2005[a]	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 8.68	$ 8.44	$ 7.62	$ 8.80	$ 11.34
Income (loss) from investment operations: Net investment income[c]	.08	.13	.13	.17	.24
Net realized and unrealized gain (loss) on investment transactions	.08	.26	.83	(1.15)	(1.69)
Total from investment operations	.16	.39	.96	(.98)	(1.45)
Less distributions from: Net investment income	(.11)	(.15)	(.14)	(.20)	(.24)
Net realized gains on investment transactions	—	—	—	—	(.85)
Total distributions	(.11)	(.15)	(.14)	(.20)	(1.09)
Net asset value, end of period	$ 8.73	$ 8.68	$ 8.44	$ 7.62	$ 8.80
Total Return (%)[d]	1.77e**	4.59	12.69	(11.32)	(13.50)[e]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,514	1,620	1,764	1,774	2,328
Ratio of expenses before expense reductions (%)	1.01*	1.03	1.06	1.00	1.01[f]
Ratio of expenses after expense reductions (%)	1.00*	1.03	1.06	1.00	.99[f]
Ratio of net investment income (%)	1.91*	1.55	1.64	2.01	2.48
Portfolio turnover rate (%)	245*	81[g]	108	130	105

[a] For the six months ended April 30, 2005 (Unaudited).

[b] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 2.20% to 2.01%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

[f] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .99% and .99%, respectively.

[g] The portfolio turnover rate excluding mortgage dollar roll transactions was 74% for the period ended October 31, 2004.

* Annualized

** Not annualized

Class B
Years Ended October 31,	2005[a]	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 8.69	$ 8.44	$ 7.62	$ 8.79	$ 11.34
Income (loss) from investment operations: Net investment income[c]	.06	.06	.06	.09	.14
Net realized and unrealized gain (loss) on investment transactions	.07	.25	.82	(1.14)	(1.69)
Total from investment operations	.13	.31	.88	(1.05)	(1.55)
Less distributions from: Net investment income	(.07)	(.06)	(.06)	(.12)	(.15)
Net realized gains on investment transactions	—	—	—	—	(.85)
Total distributions	(.07)	(.06)	(.06)	(.12)	(1.00)
Net asset value, end of period	$ 8.75	$ 8.69	$ 8.44	$ 7.62	$ 8.79
Total Return (%)[d]	1.43f**	3.71[f]	11.67	(12.09)	(14.38)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	139	178	248	298	464
Ratio of expenses before expense reductions (%)	1.58*	1.94	1.97	1.89	1.99[e]
Ratio of expenses after expense reductions (%)	1.56*	1.93	1.97	1.89	1.99[e]
Ratio of net investment income (%)	1.35*	.65	.73	1.11	1.48
Portfolio turnover rate (%)	245*	81[g]	108	130	105

[a] For the six months ended April 30, 2005 (Unaudited).

[b] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 1.31% to 1.11%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.95% and 1.95%, respectively.

[f] Total return would have been lower had certain expenses not been reduced.

[g] The portfolio turnover rate excluding mortgage dollar roll transactions was 74% for the period ended October 31, 2004.

* Annualized

** Not annualized

Class C
Years Ended October 31,	2005[a]	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 8.66	$ 8.42	$ 7.60	$ 8.78	$ 11.31
Income (loss) from investment operations: Net investment income[c]	.05	.06	.06	.10	.15
Net realized and unrealized gain (loss) on investment transactions	.07	.25	.83	(1.15)	(1.67)
Total from investment operations	.12	.31	.89	(1.05)	(1.52)
Less distributions from: Net investment income	(.07)	(.07)	(.07)	(.13)	(.16)
Net realized gains on investment transactions	—	—	—	—	(.85)
Total distributions	(.07)	(.07)	(.07)	(.13)	(1.01)
Net asset value, end of period	$ 8.71	$ 8.66	$ 8.42	$ 7.60	$ 8.78
Total Return (%)[d]	1.37e**	3.65	11.81	(12.13)	(14.18)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	43	50	57	57	72
Ratio of expenses before expense reductions (%)	1.87*	1.90	1.93	1.80	1.89[f]
Ratio of expenses after expense reductions (%)	1.76*	1.89	1.93	1.80	1.87[f]
Ratio of net investment income (%)	1.15*	.69	.77	1.21	1.59
Portfolio turnover rate (%)	245*	81[g]	108	130	105

[a] For the six months ended April 30, 2005 (Unaudited).

[b] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 1.40% to 1.21%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

[f] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.87% and 1.87%, respectively.

[g] The portfolio turnover rate excluding mortgage dollar roll transactions was 74% for the period ended October 31, 2004.

* Annualized

** Not annualized

Class R
Years Ended October 31,	2005[a]	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.68	$ 8.44	$ 8.33
Income (loss) from investment operations: Net investment income[c]	.12	.11	.20
Net realized and unrealized gain (loss) on investment transactions	.02	.25	(.09)
Total from investment operations	.14	.36	.11
Less distributions from: Net investment income	(.09)	(.12)	—
Net asset value, end of period	$ 8.73	$ 8.68	$ 8.44
Total Return (%)	1.73d**	4.12[d]	1.32**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.08	.57	.01
Ratio of expenses before expense reductions (%)	1.90*	1.62	1.33*
Ratio of expenses after expense reductions (%)	1.34*	1.34	1.33*
Ratio of net investment income (%)	1.57*	1.24	1.37*
Portfolio turnover rate (%)	245*	81[e]	108*

[a] For the six months ended April 30, 2005 (Unaudited).

[b] For the period from October 1, 2003 (commencement of sales of Class R shares) to October 31, 2003.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The portfolio turnover rate excluding mortgage dollar roll transactions was 74% for the period ended October 31, 2004.

* Annualized

** Not annualized

Class AARP
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.98
Income (loss) from investment operations: Net investment income[b]	.12
Net realized and unrealized gain (loss) on investment transactions	(.31)
Total from investment operations	(.19)
Less distributions from: Net investment income	(.06)
Net asset value, end of period	$ 8.73
Total Return (%)[c]	(2.17)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	304
Ratio of expenses before expense reductions (%)	.78*
Ratio of expenses after expense reductions (%)	.75*
Ratio of net investment income (%)	2.16*
Portfolio turnover rate (%)	245*

[a] For the period from March 11, 2005 (commencement of sales of Class AARP shares) to April 30, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class S
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.98
Income (loss) from investment operations: Net investment income[b]	.12
Net realized and unrealized gain (loss) on investment transactions	(.31)
Total from investment operations	(.19)
Less distributions from: Net investment income	(.06)
Net asset value, end of period	$ 8.73
Total Return (%)[c]	(2.17)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	355
Ratio of expenses before expense reductions (%)	.76*
Ratio of expenses after expense reductions (%)	.73*
Ratio of net investment income (%)	2.18*
Portfolio turnover rate (%)	245*

[a] For the period from March 11, 2005 (commencement of sales of Class S shares) to April 30, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Institutional Class
Years Ended October 31,	2005[a]	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 8.70	$ 8.45	$ 7.63	$ 8.82	$ 11.36
Income (loss) from investment operations: Net investment income[c]	.10	.16	.16	.20	.27
Net realized and unrealized gain (loss) on investment transactions	.07	.26	.83	(1.16)	(1.69)
Total from investment operations	.17	.42	.99	(.96)	(1.42)
Less distributions from: Net investment income	(.12)	(.17)	(.17)	(.23)	(.27)
Net realized gains on investment transactions	—	—	—	—	(.85)
Total distributions	(.12)	(.17)	(.17)	(.23)	(1.12)
Net asset value, end of period	$ 8.75	$ 8.70	$ 8.45	$ 7.63	$ 8.82
Total Return (%)	1.96e**	5.01[e]	13.09	(11.09)	(13.14)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.38	.35	.41	6	9
Ratio of expenses before expense reductions (%)	.70*	.73	.67	.64	.66[d]
Ratio of expenses after expense reductions (%)	.65*	.69	.67	.64	.65[d]
Ratio of net investment income (%)	2.26*	1.89	2.03	2.37	2.82
Portfolio turnover rate (%)	245*	81[f]	108	130	105

[a] For the six months ended April 30, 2005 (Unaudited).

[b] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 2.56% to 2.37%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .64% and .64%, respectively.

[e] Total return would have been lower had certain expenses not been reduced.

[f] The portfolio turnover rate excluding mortgage dollar roll transactions was 74% for the period ended October 31, 2004.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Total Return Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are offered to investors without an initial sales charge or contingent deferred sales charge. On March 11, 2005, the Fund commenced offering Class AARP and S shares. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administration fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated price, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Loan Participations/Assignments. The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by the Fund because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to the Fund. For example, while the Fund receives compensation as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2004 the Fund had a net tax basis capital loss carryforward of approximately $307,279,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($1,718,000), October 31, 2009 ($115,044,000), October 31, 2010 ($19,493,000), October 31, 2011 ($156,777,000) and October 31, 2012 ($14,247,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under sections 382-384 of the Internal Revenue Code.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and premium amortization on debt securities. These differences primarily relate to investments in mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expense of the Trust arising in connection with a specific Fund are allocated to that Fund. Other expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Other income, including commitment fees, included in the Statement of Operations, is recorded as income when received by the Fund. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2005, purchases and sales of investment securities (excluding short-term investments and US Treasury securities and mortgage dollar rolls) aggregated $2,042,746,419 and $1,627,918,615, respectively. Purchases and sales of US Treasury securities aggregated $454,974,895 and $499,772,304, respectively. Mortgage dollar rolls aggregated $1,049,960 and $1,052,458, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. Effective November 22, 2004, Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as the subadvisor to the Fund. DeAMIS renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the Fund's portfolio that is allocated to it by the Advisor.

From November 1, 2004 to March 13, 2005, the management fee was computed and accrued daily and payable monthly at the following rates:

First $250 million of the Fund's average daily net assets	0.58%
Next $750 million of such net assets	0.55%
Next $1.5 billion of such net assets	0.53%
Next $2.5 billion of such net assets	0.51%
Next $2.5 billion of such net assets	0.48%
Next $2.5 billion of such net assets	0.46%
Next $2.5 billion of such net assets	0.44%
Over $12.5 billion of such net assets	0.42%

Effective March 14, 2005, the new management fee was computed and accrued daily and payable monthly at the following rates:

First $1.5 billion of the Fund's average daily net assets	0.470%
Next $500 million of such net assets	0.445%
Next $1.5 billion of such net assets	0.410%
Next $2.0 billion of such net assets	0.400%
Next $2.0 billion of such net assets	0.390%
Next $2.5 billion of such net assets	0.380%
Next $2.5 billion of such net assets	0.370%
Over $12.5 billion of such net assets	0.360%

Accordingly, for the six months ended April 30, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.52% of the Fund's average daily net assets.

For the period November 1, 2004 through March 13, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.84%, 0.97%, 0.945% and 0.685% of average daily net assets for Class A, B, C and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee, and trustee counsel fees, and organizational and offering expenses).

Effective March 14, 2005 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.68%, 0.88%, 0.81%, 0.60%, 0.75% and 0.73% of average daily net assets for Class A, B, C, Institutional Class, Class AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee, and trustee counsel fees, and organizational and offering expenses). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses at 1.34% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and trustee and trustee counsel fees for the period November 1, 2004 through September 30, 2005.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class A, B, C, R and Institutional shares of the Fund. Scudder Service Corporation ("SSC"), also an affiliate of the Advisor, is the transfer, dividend-paying agent and shareholder services agent for Class S and AARP shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. SISC and SSC compensate DST out of the shareholder serving fee they receive from the Fund. For the six months ended April 30, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2005
Class A	$ 1,239,992	$ 54,498	$ 363,764
Class B	276,917	9,294	111,667
Class C	59,986	27,332	—
Class R	3,154	2,184	1,712
Class AARP	100,613	10,530	86,603
Class S	100,471	13,203	83,301
Institutional Class	173	90	—
	$ 1,781,306	$ 117,131	$ 647,047

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.375% and 0.25% of average daily net assets of Class B, C and R shares, respectively. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended April 30, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2005
Class B	$ 303,605	$ 64,263
Class C	178,727	29,172
Class R	970	210
	$ 483,302	$ 93,645

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2005	Annualized Effective Rate
Class A	$ 1,944,546	$ 332,199.24%
Class B	197,752	31,211.24%
Class C	58,883	9,939.25%
Class R	970	231.25%
	$ 2,202,151	$ 373,580

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended April 30, 2005 aggregated $46,459 and $0, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2005, the CDSC for Class B and C shares aggregated $272,872 and $560, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2005, SDI received $2.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Fund for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $777 and $648, respectively.

D. Expense Reductions

For the six months ended April 30, 2005, the Advisor agreed to reimburse the Fund $10,140, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2005, the custodian fees were reduced by $3,521 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Unfunded Loan Commitments

As of April 30, 2005, the Fund had an unfunded loan commitment of $1,163,718 which could be extended at the option of NewPage Corp. (the borrower).

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2005		Year Ended October 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	6,183,347	$ 55,068,559	13,938,082	$ 120,735,739
Class B	598,915	5,336,654	3,489,537	30,255,483
Class C	335,002	2,979,691	1,065,106	9,194,346
Class R	60,891	543,367	72,232	630,172
Class AARP**	238,045	2,098,780	—	—
Class S**	4,675,307	41,102,378	—	—
Institutional Class*	2,487	22,654	44,329	375,092
		$ 107,152,083		$ 161,190,832
Shares issued in tax-free reorganization***
Class AARP**	35,266,918	316,696,924	—	—
Class S**	37,532,276	337,039,834	—	—
		$ 653,736,758		$ —
Shares issued to shareholders in reinvestment of distributions
Class A	1,983,606	$ 17,572,746	3,101,844	$ 26,779,313
Class B	127,232	1,130,631	173,005	1,494,061
Class C	37,095	328,154	42,967	370,266
Class R	906	8,015	572	4,953
Class AARP**	199,317	1,752,000	—	—
Class S**	232,898	2,047,175	—	—
Institutional Class*	568	5,034	823	7,109
		$ 22,843,755		$ 28,655,702
Shares redeemed
Class A	(21,298,168)	$ (189,717,893)	(39,476,228)	$ (341,937,009)
Class B	(5,334,282)	(47,599,344)	(12,543,853)	(108,630,727)
Class C	(1,192,579)	(10,599,740)	(2,070,727)	(17,910,860)
Class R	(3,681)	(32,648)	(8,286)	(72,827)
Class AARP**	(927,293)	(8,172,307)	—	—
Class S**	(1,793,519)	(15,805,541)	—	—
Institutional Class*	(256)	(2,317)	(53,144)	(453,538)
		$ (271,929,790)		$ (469,004,961)
Redemption fees		$ 4,888		—
Net increase (decrease)
Class A	(13,131,215)	$ (117,071,700)	(22,436,302)	$ (194,421,957)
Class B	(4,608,135)	(41,132,059)	(8,881,311)	(76,881,183)
Class C	(820,482)	(7,291,895)	(962,654)	(8,346,248)
Class R	58,116	518,734	64,518	562,298
Class AARP**	34,776,987	312,375,397	—	—
Class S**	40,646,962	364,383,846	—	—
Institutional Class*	2,799	25,371	(7,992)	(71,337)
		$ 511,807,694		$ (279,158,427)

* On August 13, 2004, Class I shares of the Fund were renamed as Institutional Class.

** For the period March 11, 2005 (commence of operations of Class AARP and S shares) to April 30, 2005.

*** On March 11, 2005, the Scudder Balanced Fund was acquired by the Fund through a tax-free reorganization.

H. Forward Foreign Currency Exchange Contracts

As of April 30, 2005, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US $)
USD	2,427,066	AUD	3,141,000	7/28/05	10,859
CLP	1,300,000,000	USD	2,246,026	7/28/05	16,085
EUR	264,500	USD	347,585	7/28/05	6,301
EUR	10,562,000	USD	13,845,726	7/28/05	217,593
EUR	1,131,000	USD	1,486,270	7/28/05	26,942
EUR	4,023,000	USD	5,223,262	7/28/05	32,391
EUR	192,000	USD	248,448	7/28/05	711
USD	4,043,994	JPY	425,592,000	7/28/05	48,444
USD	619,908	MXN	7,000,000	7/28/05	2,310
MXN	6,968,000	USD	620,619	7/28/05	1,246
MXN	3,368,250	USD	300,000	7/28/05	602
MXN	167,389,000	USD	14,880,345	7/28/05	1,426
USD	231,005	RUB	6,421,000	7/28/05	81
EUR	149,143	USD	195,637	5/27/05	3,564
EUR	249,200	USD	327,745	5/27/05	6,815
EUR	954,681	USD	1,266,103	5/27/05	36,624
EUR	344,728	USD	457,180	5/27/05	13,225
EUR	19,340	USD	26,076	9/9/05	1,079
EUR	177,928	USD	231,644	9/9/05	1,674
EUR	148,110	USD	191,748	9/27/05	181
Total unrealized appreciation					428,153
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US $)
GBP	1,135,000	USD	2,150,967	7/28/05	(4,822)
GBP	11,943,000	USD	22,633,478	7/28/05	(50,740)
KRW	2,300,000,000	USD	2,300,621	7/28/05	(5,028)
NZD	13,288,000	USD	9,521,782	7/28/05	(99,782)
USD	4,839,099	SEK	34,060,000	7/28/05	(55,965)
USD	1,711,126	TWD	52,600,000	7/28/05	(18,524)
USD	78,023	EUR	74,272	5/27/05	(1,437)
MXN	5,790,921	USD	504,611	5/27/05	(16,264)
MXN	2,128,523	USD	185,476	5/27/05	(5,978)
MXN	1,649,804	USD	145,940	5/27/05	(2,455)
Total unrealized depreciation					(260,995)
Currency Abbreviations
EUR	Euro	USD	United States Dollar
MXN	Mexican Peso	RUB	New Russian Ruble
TWD	New Taiwan Dollar	CLP	Chilean Peso
GBP	British Pound	AUD	Australian Dollar
SEK	Swedish Krona	JPY	Japanese Yen
NZD	New Zealand Dollar	KRW	South Korean Won

I. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

J. Acquisition of Assets

On March 11, 2005, the Fund acquired all of the net assets of Scudder Balanced Fund pursuant to a plan of reorganization approved by shareholders on February 24, 2005. The acquisition was accomplished by a tax-free exchange of 18,290,550 Class AARP shares and 19,470,042 Class S shares of Scudder Balanced Fund, respectively, for 35,266,918 Class AARP shares and 37,532,276 Class S shares of Scudder Total Return Fund, respectively, outstanding on March 11, 2005. Scudder Balanced Fund net assets at that date, $653,736,758, including $67,260,052 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,784,348,295. The combined net assets of the Fund immediately following the acquisition were $2,438,085,053.

Investment Management Agreement Approval

At its November 17, 2004 meeting, the Board considered a proposal by Deutsche Investment Management Americas Inc. (the "Advisor"), the investment adviser to the Scudder Total Return Fund (the "Fund"), that the Fund acquire the assets and assume the liabilities of the Scudder Balanced Fund, which we refer to as a "merger" between the funds. In connection with the proposed merger, the Advisor proposed that the Board approve a new management fee schedule for the Fund with revised breakpoints designed to reflect additional economies of scale attributable to the larger asset size of the Fund resulting from the merger.

The Board, and the Independent Trustees, normally consider the renewal of the Fund's investment management agreement annually pursuant to a process that concludes at the Board's September Board meeting following a multi-month review process. In connection with its annual consideration of the investment management agreement, the Board considered the following factors, among others, when determining whether to approve or continue the agreement:

the nature, extent and quality of the services provided by the Advisor the investment performance of the Fund and the Advisor

the cost of the services provided and the profits realized by the Advisor and its affiliates from the relationship with the Fund the extent to which economies of scale would be realized as the Fund grows whether fee levels reflect these economies of scale for the benefit of Fund investors

In connection with the Board's consideration of the merger proposal for the Fund, the Board considered the Advisor's proposed new management fee schedule, which would take effect upon completion of the merger. The Board considered the Advisor's projection, based on asset sizes at April 30, 2004, that the adoption of the new management fee schedule would result in a reduction of two basis points per year in the Fund's management fee. The Board also considered the Advisor's representation that there would be no diminution in services provided in connection with the amendment to the advisory agreement. The Board concluded that the proposed breakpoints were appropriate, and determined to approve the new investment management agreement that would take effect upon completion of the Fund's merger with Scudder Balanced Fund. The merger was approved by shareholders of the Scudder Balanced Fund, and the new management fee schedule took effect on March 14, 2005.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	KTRAX	KTRBX	KTRCX
CUSIP Number	81123H-104	81123H-203	81123H-302
Fund Number	002	202	302

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	KTRRX
CUSIP Number	81123H-500
Fund Number	1513

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	KTRPX	KTRSX
Fund Number	133	33
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

September 2004

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Total Return Fund

By:                                 /s/Julian Sluyters
                                    --------------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Total Return Fund

By:                                 /s/Julian Sluyters
                                    --------------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2005

By:                                 /s/Paul Schubert
                                    --------------------------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               June 29, 2005